                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-12

                               Unity Bancorp, Inc.
                 -----------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------

     5)   Total fee paid:

          ---------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
          --------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:
          --------------------------------------------------------------

     3)   Filing Party:
          --------------------------------------------------------------

     4)   Date Filed:

          --------------------------------------------------------------

                               UNITY BANCORP, INC.
                                64 OLD HIGHWAY 22
                            CLINTON, NEW JERSEY 08809

April 8, 2002

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders (the "Annual Meeting") of Unity Bancorp, Inc. (the "Company") to be held on May 16, 2002 at 6:00 p.m. at the Holiday Inn Select of Clinton, 111 State Highway 173, Clinton, New Jersey.

At the Annual Meeting, stockholders will be asked to consider and vote upon:

     (i) The election of the seven (7) nominees listed in the attached proxy statement to serve on the Board of Directors for the terms set forth therein for each nominee;

     (ii) An amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock from 7,500,000 to 12,500,000;

     (iii) A proposal to change the Company's state of incorporation from Delaware to New Jersey; and

     (iv) Approval of the 2002 Stock Option Plan.

The space is limited for the meeting. If you plan on attending the Annual Meeting, please mark the box on the proxy card so we can reserve enough space to accommodate all attendees.

YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS. WHETHER OR NOT YOU EXPECT TO ATTEND, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED SO THAT YOUR SHARES WILL BE REPRESENTED. IN ADDITION, PLEASE BE KIND ENOUGH TO NOTE ON THE PROXY CARD WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING.

On behalf of the Board of Directors and all of the employees of the Company, I thank you for your continued interest and support.

Sincerely yours,

DAVID D. DALLAS
Chairman of the Board

                               UNITY BANCORP, INC.
                                64 OLD HIGHWAY 22
                            CLINTON, NEW JERSEY 08809

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 16, 2002

     Notice is hereby given that the 2002 Annual Meeting of Stockholders (the "Annual Meeting") of Unity Bancorp, Inc. (the "Company") will be held at the Holiday Inn Select of Clinton, 111 State Highway 173, Clinton, New Jersey, May 16, 2002 at 6:00 p.m. for the purpose of considering and voting upon the following matters:

     1. The election of directors David D. Dallas, Peter P. DeTommaso, Samuel Stothoff, Robert H. Dallas II, Donna S. Butler, Anthony J. Feraro, James A. Hughes, Frank Ali and Mark S. Brody to serve as directors of the Company for the terms set forth in the accompanying proxy statement and until their successors are elected and duly qualified;

     2. A proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of common stock from 7,500,000 to 12,500,000;

     3. A proposal to change the Company's State of Incorporation from Delaware to New Jersey;

     4. Approval of the Unity Bancorp, Inc. 2002 Stock Option Plan, which provides for options to purchase 150,000 shares of common stock; and

     5. Such other business as may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

     Stockholders of record at the close of business on March 18, 2002 are entitled to notice of, and to vote at, the Annual Meeting. If you plan on attending the Annual Meeting, please mark the box on the proxy card so we can reserve enough space to accommodate all attendees.

     All stockholders are cordially invited to attend the Annual Meeting. Whether or not you contemplate attending the Annual Meeting, please execute the enclosed proxy and return it to the Company. You may revoke your proxy at any time prior to the exercise of the proxy by delivering to the Company a later-dated proxy or by delivering a written notice of revocation to the Company. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

                                   By Order of the Board of Directors

                                   DAVID D. DALLAS
                                   Chairman of the Board

April 8, 2002
Clinton, New Jersey

                               UNITY BANCORP, INC.
                                64 OLD HIGHWAY 22
                            CLINTON, NEW JERSEY 08809

                          -----------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 16, 2002

                          -----------------------------

ABOUT THE ANNUAL MEETING

     WHY HAVE I RECEIVED THESE MATERIALS?

     The accompanying proxy, being mailed to shareholders on or about April 8, 2002, is solicited by the Board of Directors of Unity Bancorp, Inc. (referred to throughout this Proxy Statement as "Unity", the "Company" or "we") in connection with our Annual Meeting of Shareholders that will take place on Thursday, May 16, 2002. You are cordially invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

     WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

     Holders of common stock ("Common Stock") of Unity as of the close of business on March 18, 2002 will be entitled to vote at the Annual Meeting. On March 18, 2002, there were outstanding and entitled to vote 5,180,236 shares of Common Stock, each of which is entitled to one vote with respect to each matter to be voted on at the Annual Meeting.

     HOW DO I VOTE MY SHARES AT THE ANNUAL MEETING?

     If you are a "record" shareholder of Common Stock (that is, if you hold Common Stock in your own name in Unity's stock records maintained by our transfer agent, First City Transfer Corp), you may complete and sign the accompanying proxy card and return it to the Company or deliver it in person.

     "Street name" shareholders of Common Stock (that is, shareholders who hold Common Stock through a broker or other nominee) who wish to vote at the Annual Meeting will need to obtain a proxy form from the institution that holds their shares and to follow the voting instructions on such form.

     CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD OR AFTER I VOTE ELECTRONICALLY OR BY TELEPHONE?

     Yes. After you have submitted a proxy, you may change your vote at any time before the proxy is exercised by submitting a notice of revocation or a proxy bearing a later date. You may change your vote either by submitting a proxy card prior to the date of the Annual Meeting or if you are a "record" holder of the Common Stock by voting in person at the Annual Meeting.

     WHAT CONSTITUTES A QUORUM FOR PURPOSES OF THE ANNUAL MEETING?

     The presence at the Annual Meeting in person or by proxy of the holders of a majority of the voting power of all outstanding shares of Common Stock entitled to vote shall constitute a quorum for the transaction of business. Proxies marked as abstaining (including proxies containing broker non-votes) on any matter to be acted upon by shareholders will be treated as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on such matters.

     WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     The election of Directors at the Annual Meeting requires the affirmative vote of a plurality of the votes cast at the Annual Meeting by shares represented in person or by proxy and entitled to vote for the election of Directors.

     Proposals 2 and 3 require the affirmative vote of a majority of the Company's outstanding Common Stock. Therefore, any proxy marked "Abstain" with regard to Proposals 2 and 3, and any proxies received on behalf of "street name" holders with "broker non-votes", will count as voting against Proposals 2 and 3.

     Proposal 4 requires the affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote on the matter for approval. A properly executed proxy marked "ABSTAIN" with respect to Proposal 4 will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention on Proposal 4 will not have the effect of a negative vote on such matter. If you hold your shares in "street name" through a broker or other nominee, shares represented by "broker non-votes" will be counted in determining whether there is a quorum but will not be counted as votes cast on such matters.

SUMMARY OF THE PROPOSALS

     WHY IS THE COMPANY INCREASING THE SIZE OF ITS BOARD?

     The Company Board has historically consisted of fewer individuals than has the Bank Board. It was initially thought that the Company might engage in lines of business other than through the Bank, and so the difference in Board membership was appropriate. Currently, the Company has no businesses other than ownership of the Bank, and the Board has concluded that it is appropriate for the Boards of the Company and the Bank to consist of the same members. The Board has therefore increased the size of the Company Board to eleven individuals, and is recommending for election each of the nominees named in this Proxy Statement.

     WHY IS THE COMPANY PROPOSING TO AMEND ITS CERTIFICATE OF INCORPORATION?

     Under its current Certificate of Incorporation, the Company is authorized to issue 7,500,000 shares of Common Stock. As of December 31, 2001, the Company currently has issued 5,113,000 shares of Common Stock, has reserved for issuance pursuant to option and stock bonus plans 860,000 shares of Common Stock, and has outstanding warrants to purchase 1,111,000 shares of Common Stock, for a total of 7,093,000 shares of Common Stock either outstanding or reserved for issuance. This will not leave the Company a significant number of additional shares to issue to raise capital or to expand the Company's business through acquisitions. The Board of Directors is therefore recommending that the shareholders approve the proposed amendment to the Company's Certificate of Incorporation. Other than under the 2002 Stock Option Plan which is the subject of Proposal 4, the Board has no current plans to issue additional shares of Common Stock except as described above in connection with stock options and outstanding Common Stock purchase warrants.

     WHY DOES THE COMPANY WISH TO CHANGE ITS STATE OF INCORPORATION?

     The Company is currently incorporated in the State of Delaware. The Company pays a significant annual franchise tax to the State of Delaware. In 2001, this tax was approximately $40,000. In addition, this tax will increase significantly if Proposal 2 is approved and our authorized capital stock is increased. The Board therefore determined that the Company should reincorporate in the State of New Jersey, the location of the Company's headquarters. New Jersey does not charge a franchise tax similar to that charged by Delaware, and the Company is already required to pay New Jersey State corporate income taxes, as it is headquartered in New Jersey. The Board therefore believes that the Company could save approximately $60,000 per year through reincorporating in New Jersey.

     WHY IS THE BOARD PROPOSING THE 2002 STOCK OPTION PLAN?

     The Board believes that equity compensation is an important tool to recruit and retain superior management and to aline the interests of management with those of the shareholders. This is particularly important as we now seek to grow our business and increase our profitability. Although we have several stock option plans currently in effect, substantially all of the options available for grant under those plans have been issued and very few options remain available for grant. In order to ensure that the Board has available additional options to use to recruit and retain management, the Board of Directors has approved the 2002 Option Plan and recommends that shareholders approve it.

HOW DOES THE BOARD RECOMMEND THAT I VOTE MY SHARES?

     Unless you give other instructions on your proxy card, the persons named as proxies on the card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

       -  FOR the directors' nominees to the Board of Directors;
       - FOR the proposal to amend the Certificate of Incorporation to increase the number of authorized shares;
       - FOR the proposal to change Unity's state of incorporation from Delaware to New Jersey; and
       -  FOR the proposal to approve the adoption of the 2002 Stock Option
          Plan.

     With respect to any other matter that properly comes before the Annual meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion in the best interest of Unity. At the date this Proxy Statement went to press, the Board of Directors had no knowledge of any business other than that described in this proxy statement that would be presented for consideration at the Annual Meeting.

WHO WILL BEAR THE EXPENSE OF SOLICITING PROXIES?

     Unity will bear the cost of soliciting proxies. In addition to the solicitation by mail, proxies may be solicited personally or by telephone, facsimile or electronic transmission by our employees. We may reimburse brokers holding Common Stock in their names or in the names of their nominees for their expenses in sending proxy materials to the beneficial owners of such Common Stock.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     In accordance with the Certificate of Incorporation and the Bylaws of the Company, the Board of Directors has fixed the number of directors constituting the Board at eleven (11), an increase of seven positions. Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of directors expiring each year. The Board's nominees for election as directors include two (2) current members of the Company's Board of Directors, and the nomination of five (5) current directors of the Bank to serve as directors of the Company. In order to ensure that the three classes of directors remain approximately even, if elected, this year's nominees will serve for terms of one, two or three years each, as set forth below. Directors serve until their successors are elected and qualified.

     Mr. David D. Dallas, who is currently Chairman and a Director of the Company and the Bank, and Mr. Peter P. DeTommaso, who is also currently a Director of the Company and the Bank, have each been nominated for re-election for a term of three years. Messrs. Samuel Stothoff and Robert H. Dallas II, both directors of the Bank since 1991, have each been nominated for a term of three years. Ms. Donna S. Butler, a director of the Bank since 2001, Mr. Anthony J. Feraro, a director of the Bank since 2000 and Mr. James A. Hughes, a director of the Bank since 2002, have each been nominated for a term of two years. Mr. Frank Ali and Dr. Mark S. Brody, both directors of the Bank since 2002, have each been nominated for a term of one year.

     The Board of Directors has nominated and recommends the election of its nominees for the term set forth and until their successors shall have been elected and qualified. Unless otherwise instructed by the stockholders, the persons named in the enclosed form of proxy will vote the shares represented by such proxy "FOR" the election of the nominees named below, subject to the condition that if the named nominees should be unable to serve, discretionary authority is reserved to vote for a substitute. No circumstances are presently known which would render the nominees named herein unable or unwilling to serve.

INFORMATION WITH RESPECT TO THE NOMINEES AND CONTINUING DIRECTORS

     The following tables set forth, as of the Record Date, the names of the nominees and the names of those directors whose terms continue beyond the Annual Meeting and their ages, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each, the year in which each became a director of the Company and the year in which their terms (or in the case of the nominees, their proposed terms) as director of the Company expire.

                   TABLE I -- NOMINEES FOR 2002 ANNUAL MEETING

 --------------------------------------------------------------------------------------------------------------
 NAME, AGE AND POSITION WITH              PRINCIPAL OCCUPATION DURING PAST FIVE          DIRECTOR      TERM
 COMPANY(1)                               YEARS                                          SINCE(2)      EXPIRES
 --------------------------------------------------------------------------------------------------------------
 Frank Ali, 69                            Entrepreneur and Real Estate Developer,
 Director                                 Pittstown, NJ                                    2002      2003
 ------------------------------------------------------------------------------------------------------------
 Dr. Mark S. Brody, 49                    V.P. Planned Financial Programs, Inc.;
 Director                                 Proprietor of Financial Planning Analysts,       2002      2003
 ------------------------------------------------------------------------------------------------------------
                                          Melville, NY; Non-practicing Physician
 Donna S. Butler(3), 42                   Attorney at Law (NJ & NY); Homemaker
 Director                                                                                  2001      2004
 --------------------------------------------------------------------------------------------------------------

 --------------------------------------------------------------------------------------------------------------
 David D. Dallas(4), 46                   Chairman of the Company and the Bank;
 Chairman                                 Chief Executive Officer of Dallas Group of       1990      2005
                                          America, Inc. (Chemicals)
 ------------------------------------------------------------------------------------------------------------
 Robert H. Dallas(4), II, 54              President of  Dallas Group of America,
 Director                                 Inc. (Chemicals)                                 1991      2005
 ------------------------------------------------------------------------------------------------------------
 Peter P. DeTommaso, 75                   Retired President of Home Owners Heaven,
 Director                                 Inc. (Hardware and Lumber Retail)                1991      2005
 ------------------------------------------------------------------------------------------------------------
 Anthony J. Feraro, 54, President and     President and Chief Executive Officer of
 Director                                 the Company and the Bank                         2000      2004
 ------------------------------------------------------------------------------------------------------------
 James A. Hughes, 43, Chief Financial     Executive V.P. and Chief Financial Officer
 Officer and                              of the Company and the Bank; formerly with       2002      2004
 Director                                 Summit Bank
 ------------------------------------------------------------------------------------------------------------
 Samuel Stothoff, 68                      President of Samuel Stothoff Co., Inc.,
 Director                                 Flemington, NJ (Well Drilling )                  1991      2005
 --------------------------------------------------------------------------------------------------------------

            TABLE II -- DIRECTORS OF THE COMPANY WHOSE TERMS CONTINUE
                           BEYOND THIS ANNUAL MEETING

 --------------------------------------------------------------------------------------------------------------
 NAME, AGE AND POSITION WITH COMPANY(1)         PRINCIPAL OCCUPATION DURING PAST        DIRECTOR     TERM
                                                FIVE YEARS                              SINCE(2)     EXPIRES
 --------------------------------------------------------------------------------------------------------------
 Charles S. Loring, 59                           Owner, Charles S. Loring,                 1990       2003
 Director                                        Certified Public Accountant
 --------------------------------------------------------------------------------------------------------------
 Allen Tucker(3), 75                             President, Tucker Enterprises             1995       2004
 Vice-Chairman                                   Real Estate Builder & Investor
 --------------------------------------------------------------------------------------------------------------

 ------------------------
 (1)  Each director of the Company is also a director of the Bank.
 (2)  Includes prior service on the Board of Directors of the Bank.
 (3)  Donna S. Butler is the daughter of Allen Tucker.
 (4)  David D. Dallas and Robert H. Dallas II are brothers.

      No director of the Company is also a director of any other company registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any
company registered as an investment company under the Investment Company Act of 1940.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEE MEETINGS

     During the fiscal year ended December 31, 2001, the Board of Directors of the Company held seventeen (17) meetings. During the fiscal year, no director attended fewer than 75% of the aggregate of (i) the meetings of the Board of Directors and (ii) meetings of the Committees of the Board of Directors on which such director served.

     The Company maintains an Audit Committee of the Board of Directors, which consisted of Messrs. C. Loring, P. DeTommaso and A. Tucker during the fiscal year ended December 31, 2001. The Audit Committee met four (4) times in 2001.

     The Company does not maintain a separate Nominating Committee. The full Board of Directors acts as a Nominating Committee.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee meets periodically to consider the adequacy of the Company's financial controls and the objectivity of its financial reporting. The Audit Committee meets with the Company's independent auditors and the Company's internal auditors, who have unrestricted access to the Audit Committee.

     All Directors who serve on the Audit Committee are "independent" for purposes of the NASDAQ listing standards. The Board has adopted a written charter for the Audit Committee setting forth the audit related functions the Audit Committee is to perform. A copy of the Charter was attached as an exhibit to the Company's Proxy Statement for the 2001 Annual Meeting.

     In connection with this year's financial statements, the Audit Committee has reviewed and discussed the Company's audited financial statements with the Company's officers and KPMG LLP, our independent auditors. We have discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). We also have received the written disclosures and letters from KPMG LLP, required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and have discussed with representatives of KPMG LLP their independence.

     Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year 2001 for filing with the U.S. Securities and Exchange Commission.

Charles S. Loring
Peter P. DeTommaso
Allen Tucker

COMPENSATION OF DIRECTORS

     Directors of the Company do not receive cash compensation for their service on the Company's Board of Directors. However, Directors do receive cash compensation for their service on the Board of Directors of the Bank. Directors of the Company are eligible to participate in the 1994 Stock Option Plan for Non-Employee Directors, the 1994 Stock Bonus Plan, the 1997 Stock Option and Bonus Plans, the 1998 Stock Option Plan and the 1999 Stock Option Plan, all as described below.

     Directors receive $500 for attendance at each Bank Board of Directors meeting, and between $150 and $250 for attendance at each Bank Committee meeting. In addition, Bank directors also participate in the Company's various stock option plans.

     The Company maintains the 1994 Stock Bonus Plan under which 25,548 shares of Common Stock are currently reserved for issuance and the 1997 Stock Bonus Plan (collectively with the 1994 Stock Bonus Plan, the "Bonus Plans") under which 22,098 shares of Common Stock are currently reserved for issuance. Officers, employees and directors of the Company, the Bank and any subsidiaries which the Company may acquire or incorporate in the future, may participate in the Bonus Plans. The Company's Board of Directors administers and supervises the Bonus Plans. The Board has the authority to determine the employees or directors who will receive awards under the Bonus Plans and the number of shares awarded to each recipient. During 2001, no members of the Company's Board of Directors received grants of Common Stock under either of the Bonus Plans.

     The Company maintains the 1994 Stock Option Plan for Non-Employee Directors (the "Directors Plan") which provides for options to purchase shares of Common Stock to be issued to non-employee directors of the Company, the Bank and any subsidiaries which the Company may acquire or incorporate in the future. Individual directors to whom options are granted under the Directors Plan are selected by the Board of Directors, which has the authority to determine the terms and conditions of options granted under the Directors Plan and the exercise price therefore. For the fiscal year ended December 31, 2001, a total of 60,000 options were granted to non-employee directors under the Directors' Plan at an exercise price of $4.25 per share.

     The Company maintains 1997, 1998 and 1999 Stock Option Plans, under which options to purchase shares of the Company's Common Stock may be granted to members of the Board of Directors, officers and employees of the Company, the Bank, and any subsidiaries which the Company may acquire or incorporate in the future. The terms of all three plans are substantially similar. These plans are administered by the Board of Directors of the Company, which has the authority to select the persons to whom stock options will be granted. Options granted under these plans may either be incentive stock options under the Internal Revenue Code of 1986, as amended (the "Code") or non-qualified options. Incentive stock options granted under the plans must have an exercise price of 100% of the fair market value of the Company's Common Stock on the date of grant. Non-qualified stock options may have an exercise price of not less than 85% of the fair market value of the Common Stock on the date of grant, with the actual exercise price determined by the Board of Directors. In 2001, non-employee directors of the Company received options to purchase 130,000 shares of Common Stock under these plans, at an exercise price of $4.25 per share.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following tables set forth, as of January 31, 2002, certain information concerning the ownership of shares of Common Stock by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the issued and outstanding Common Stock, (ii) each director and nominee for director of the Company, (iii) each named executive officer described in this Proxy Statement under the caption "Executive Compensation," and (iv) all directors and executive officers of the Company as a group.

 -----------------------------------------------------------------------------------------------------------
 NAME AND POSITION                                                 NUMBER OF SHARES              PERCENT
 WITH COMPANY(1)                                                 BENEFICIALLY OWNED (2)          OF CLASS
 -----------------------------------------------------------------------------------------------------------
 Frank Ali, Director                                                     11,500(3)                  0.22%
 -----------------------------------------------------------------------------------------------------------
 Mark S. Brody, Director                                                248,875(4)                  4.86%
 -----------------------------------------------------------------------------------------------------------
 Donna S. Butler, Director                                               21,358(5)                  0.42%
 -----------------------------------------------------------------------------------------------------------
 David D. Dallas, Chairman                                              773,271(6)                 14.62%
 -----------------------------------------------------------------------------------------------------------
 Robert H. Dallas, II, Director                                         733,174(7)                 13.89%
 -----------------------------------------------------------------------------------------------------------
 Peter P. DeTommaso, Director                                           237,316(8)                  4.59%
 -----------------------------------------------------------------------------------------------------------
 Charles S. Loring, Director                                            185,248(9)                  3.59%
 -----------------------------------------------------------------------------------------------------------
 Samuel Stothoff, Director                                              255,411(10)                 4.90%
 -----------------------------------------------------------------------------------------------------------
 Allen Tucker, Director                                                 141,926(11)                 2.75%
 -----------------------------------------------------------------------------------------------------------
 Michael T. Bono, Exec. V.P. and Chief Retail Officer                    51,554(12)                 1.00%
 -----------------------------------------------------------------------------------------------------------
 Michael F. Downes, Exec. V.P. and Chief Lending Officer                 41,115(13)                 0.80%
 -----------------------------------------------------------------------------------------------------------
 Anthony J. Feraro, Director, President and Chief Executive Officer      73,788(14)                 1.43%
 -----------------------------------------------------------------------------------------------------------
 James A. Hughes, Director, Exec. V.P. and Chief Financial Officer       13,667(15)                 0.27%
 -----------------------------------------------------------------------------------------------------------
 Directors and Executive Officers of the Company as a Group
 (13  persons)                                                        2,184,022(16)                38.44%
 -----------------------------------------------------------------------------------------------------------
 5% Shareholders:
 Robert Van Volkenburgh, former Chairman                                536,356(17)                10.22%
 -----------------------------------------------------------------------------------------------------------

------------------------
(1) The address for Robert J. Van Volkenburgh is P.O Box 5301 Clinton, NJ 08809. The address for all other listed persons is c/o Unity Bank, 64 Old Highway 22, Clinton, New Jersey 08809.

(2) Beneficially owned shares include shares over which the named person exercises either sole or shared voting power or sole or shared investment power. It also includes shares owned (i) by a spouse, minor children or relatives sharing the same home, (ii) by entities owned or controlled by the named person, and (iii) by other persons if the named person has the right to acquire such shares within sixty (60) days by the exercise of any right or option. Unless otherwise noted, all shares are owned of record and beneficially by the named person.

(3) Includes 8,000 shares in Mr. Ali's own name and 3,500 shares held jointly with his spouse.

(4) Includes 38,000 shares registered to Financial Planning Analysts and owned by Dr. Brody and 210,875 shares held in a master account at Financial Planning Analysts over which Dr. Brody has no voting authority, but has shared dispositive power.

(5) Includes 1,558 shares in Ms. Butlers' own name and 9,800 shares held by Ms. Butler's spouse. Also includes 10,000 shares issuable upon the exercise of immediately exercisable options. Ms. Butler disclaims beneficial ownership of the shares held by her spouse in his own name.

(6) Includes 97,780 shares in Mr. Dallas' own name; 44,175 shares issuable upon the exercise of immediately exercisable options; and 11,399 shares issuable upon the exercise of immediately exercisable warrants. Also includes 2,250 shares and 6,743 shares held by Mr. Dallas' minor children. Shares also disclosed as beneficially owned by Mr. Dallas include 28,666 shares held by Trenton Liberty Ins. Co.; 35,147 shares held by Dallas Group of America, Inc. Employees' Profit Sharing Trust; 426,377 shares held by Dallas Financial Holdings, LLC and 113,991 shares issuable to Dallas Financial Holdings, LLC, upon the exercise of immediately exercisable warrants. These shares are also disclosed as beneficially owned by Mr. Robert H. Dallas II. David D. Dallas disclaims beneficial ownership of the shares held by his spouse in her own name.

(7) Includes 78,645 in Mr. Dallas' own name; 6,587 shares held by Mr. Dallas' son; 32,362 shares issuable upon the exercise of immediately exercisable options; and 11,399 shares issuable upon the exercise of immediately exercisable warrants. Shares also disclosed as beneficially owned by Mr. Dallas include 28,666 shares held by Trenton Liberty Ins. Co.; 35,147 shares held by Dallas Group of America, Inc. Employees' Profit Sharing Trust; 426,377 shares held by Dallas Financial Holdings, LLC and 113,991 shares issuable to Dallas Financial Holdings, LLC, upon the exercise of immediately exercisable warrants. These shares are also disclosed as beneficially owned by David D. Dallas.

(8) Includes 4,826 shares in Mr. DeTommaso's own name and 184,169 shares owned jointly with Mr. DeTommaso's spouse. Also includes 32,362 shares issuable upon the exercise of immediately exercisable options and 15,959 shares issuable upon the exercise of immediately exercisable warrants.

(9) Includes 94,941 shares in Mr. Loring's own name; 12,898 shares held by Mr. Loring's spouse in her name; 21,600 shares owned jointly with his spouse; and 12,048 shares held by The Loring Partnership. Also includes 32,362 shares issuable upon the exercise of immediately exercisable options and 11,399 shares issuable upon the exercise of immediately exercisable warrants. Mr. Loring disclaims beneficial ownership of the shares held by his spouse in her own name.

(10) Includes 16,880 shares in Mr. Stothoff's own name; 140,958 held jointly with his spouse; 8,216 shares held by Mr. Stothoff's spouse in her own name. Also includes 32,362 shares issuable upon the exercise of immediately exercisable options and 56,995 shares issuable upon the exercise of immediately exercisable warrants. Mr. Stothoff disclaims beneficial ownership of the shares held by his spouse in her own name.

(11) Includes 68,339 shares in Mr. Tucker's own name; 32,362 shares issuable upon the exercise of immediately exercisable options; 29,826 shares held by Mr. Tucker's spouse in her name; and 11,399 shares issuable upon the exercise of immediately exercisable warrants in her name. Mr. Tucker disclaims beneficial ownership of the shares held by his spouse in her own name.

(12) Includes 18,340 shares in Mr. Bono's own name; 21,325 shares issuable upon the exercise of immediately exercisable options; and 11,399 shares issuable upon the exercise of immediately exercisable warrants.

(13) Includes 65 shares in Mr. Downes' own name; 5,599 shares owned jointly with Mr. Downes' spouse; 1,264 shares in Mr. Downes' IRA account; 1,998 shares in Mr. Downes' 401K; 178 shares owned by Mr. Downes' spouse in her own name; 20,612 shares issuable upon the exercise of immediately exercisable options; and 11,399 issuable upon the exercise of immediately exercisable warrants. Mr. Downes disclaims beneficial ownership of the shares held by his spouse.

(14) Includes 25,166 shares in Mr. Feraro's own name; 9,157 shares held by Mr. Feraro's spouse in her own name. Also includes 16,667 shares issuable upon the exercise of immediately exercisable options and 22,798 shares issuable upon the exercise of immediately exercisable warrants. Mr. Feraro disclaims beneficial ownership of the shares held by his spouse.

(15) Includes 5,000 shares in Mr. Hughes' own name and 8,667 shares issuable upon the exercise of immediately exercisable options.

(16) Includes 573,393 shares issuable upon the exercise of immediately exercisable options and warrants.

(17) All information regarding the number of shares beneficially owned and the percent of ownership by Mr. Van Volkenburgh was obtained from the Schedule 13-G/A filed with the U.S. Securities and Exchange Commission by Mr. Van Volkenburgh on February 15, 2002.

                             EXECUTIVE COMPENSATION

     The report of the Board of Directors on Executive Compensation and the following stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be filed under such Acts.

BOARD OF DIRECTORS INTERLOCKS AND INSIDER PARTICIPATION

     During 2001, the entire Board of Directors of the Company and the Bank performed the equivalent functions of a compensation committee with regard to executive compensation. None of the members of the Board of Directors except Anthony J. Feraro and James A. Hughes are or at any time have been an employee of the Company or the Bank. Directors David D. Dallas and Robert H. Dallas II are members of partnerships from which the Company leases its headquarters and its Scotch Plains office. Under the leases for these facilities, the partnerships received in 2001 rental payments of $581,522.


BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

     The Board of Directors is responsible for establishing the compensation levels and benefits for executive officers of the Company and the Bank. The Board of Directors has the following goals for compensation programs impacting the executive officers of the Company and the Bank:

     - to align the interests of executive officers with the long-term interests of shareholders through awards that can result in ownership of common stock;

     - to retain the executive officers who the Board of Directors believes will increase the Company's level of performance and to allow the Company to attract high quality executive officers in the future by providing total compensation opportunities which are consistent with competitive norms of the industry; and

     - to maintain "fixed" compensation at competitive amounts for the industry and the geographic area of the Company.

     Anthony J. Feraro is the Company's President and Chief Executive Officer and was also the President and Chief Executive Officer of the Bank during 2001. In determining Mr. Feraro's compensation for 2001, the Board of Directors took into account the positive steps the Company had made both in returning toward profitability and in compliance with the various regulatory orders to which the Company was subject. The strides that the Company took during 2001 can be seen by the Company's ultimate return to profitability and the removal of the regulatory orders in early 2002. The Board also took into account Mr.
Feraro's performance in repositioning the Company's funding mix, to improve its net interest margin and decrease its cost of funds, and the growth in the Company's loan portfolio.

     Despite the successes enjoyed by Mr. Feraro in 2001, the Board of Directors also was keenly aware of the Company's need to conserve capital and Mr. Feraro's continued belief in the Company's long term success and desire to hold equity in the Company. In light of these factors, the Board of Directors reduced Mr. Feraro's bonus from the prior year, while awarding him options to purchase 60,000 shares of Common Stock.

     For 2002, the Board of Directors will review Mr. Feraro's total compensation package in light of the Company's continued efforts to increase its profitability, augment its capital and increase its base of earning assets.

David D. Dallas
Donna S. Butler
Robert H. Dallas II
Peter P. DeTommaso
Anthony J. Feraro
James A. Hughes
Charles S. Loring
Samuel Stothoff
Allen Tucker

                                PERFORMANCE GRAPH

     Set forth below is a graph and table comparing the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock against
(1) the cumulative total return on the SNL Bank Index for banks with under $500 million in assets and (2) the NASDAQ Composite Index for the period commencing December 29, 1996 and ending on December 31, 2001.

[STOCK PERFORMANCE CHART]

                                                   Fiscal Year Ending

                             12/31/96    12/31/97    12/31/98    12/31/99   12/29/00    12/31/01
                             --------    --------    --------    --------   --------    --------
Unity Bancorp, Inc.           $100.00     $150.05     $135.91      $74.13     $24.71      $80.31

SNL Bank Index                 100.00      167.84      151.55      138.06     130.10      176.21
( < $500 million Assets)

NASDAQ Composite               100.00      121.64      169.84      315.20     191.36      151.07
Index

     The following table sets forth a summary for the last three fiscal years of the cash and non-cash compensation awarded to, earned by, or paid to the Chief Executive Officer of the Company and each of the executive officers of the Company or the Bank whose individual remuneration exceeded $100,000 for the last fiscal year.

                           SUMMARY COMPENSATION TABLE
                         CASH AND CASH EQUIVALENT FORMS
                                 OF REMUNERATION

 ------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL                YEAR         SALARY           BONUS        OTHER                    COMPENSATION
 POSITION                                         ($)             ($)         ANNUAL         ----------------------------------
                                                                           COMPENSATION                      AWARDS
                                                                              ($)(1)         ----------------------------------
                                                                                                RESTRICTED    SECURITIES
                                                                                               STOCK AWARDS   UNDERLYING
                                                                                                    ($)       OPTIONS/
                                                                                                              SARs(#)
 ------------------------------------------------------------------------------------------------------------------------------
 Anthony J. Feraro,                2001         266,846         25,000           8,150              0              60,000
                                   --------------------------------------------------------------------------------------------
 President & Chief                 2000         250,000        125,000          38,864              0                0
                                   --------------------------------------------------------------------------------------------
 Executive Officer                 1999          33,065(2)        0               0                 0                0
 ------------------------------------------------------------------------------------------------------------------------------
 James A. Hughes,                  2001         126,731           0              2,692              0              30,000
                                   --------------------------------------------------------------------------------------------
 Executive VP and                  2000           7,211(3)        0               0                 0              10,000

 Chief Financial Officer
 ------------------------------------------------------------------------------------------------------------------------------
 Michael T. Bono,                  2001         108,096           0             33,726              0              40,000
                                   --------------------------------------------------------------------------------------------
 Executive VP and                  2000          77,816           0             16,857              0                0
                                   --------------------------------------------------------------------------------------------
 Chief Retail Officer              1999          73,737          3,000          14,778              0              7,500
 ------------------------------------------------------------------------------------------------------------------------------
 Michael F. Downes,                2001         117,231           0             38,649              0              40,000
                                   --------------------------------------------------------------------------------------------
 Executive VP and                  2000          94,501           0             71,662              0                0
                                   --------------------------------------------------------------------------------------------
 Chief Lending Officer             1999          80,090          301            35,311              0                0
 ------------------------------------------------------------------------------------------------------------------------------

------------------------
(1) Other annual compensation includes insurance premiums and the personal use of automobiles, if applicable and commissions paid on loan originations.

(2) Mr. Feraro was hired as the Company's Chief Operating Officer and Executive Vice President in November 1999 at an initial annual salary of $250,000. Mr. Feraro was subsequently appointed President and CEO of the Company.

(3) Mr. Hughes was hired as the Company's Chief Financial Officer and Executive Vice President in December 2000 at an initial annual salary of $125,000. Mr. Hughes was subsequently appointed Corporate Secretary.

EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS

     The Company and Mr. Feraro have entered into an employment agreement in February, 2002 pursuant to which Mr. Feraro will serve as President of the Company and the Bank. The Agreement has an initial term of three years, although its term is extended on a daily basis unless either the Company or Mr. Feraro provides written notice of their intention to stop such renewals. Under the Agreement, Mr. Feraro is to receive an initial base salary in 2002 of $305,000. Annually, the Board of Directors is to review Mr. Feraro's performance, and adjust his base salary accordingly. In addition, Mr. Feraro may be entitled to receive a bonus under his agreement, based upon the attainment of performance criteria set annually by Mr. Feraro and the Board of Directors. Under the employment agreement, Mr. Feraro may be terminated for "cause", as defined in the Agreement, and the Company will not be obligated to provide Mr. Feraro with any further benefits. In addition, Mr. Feraro may be terminated "without cause". In this case, however, he is entitled to receive a payment equal to twice his then-current base salary under the Agreement, to be paid in a lump sum. In addition, the Company is obligated to maintain Mr. Feraro's insurance benefits for twelve months. Further, Mr. Feraro will be entitled to certain payments upon a change in control of the Company as defined under the Agreement. Upon a change in control, in the event Mr. Feraro and the Company's successor negotiate a mutually acceptable replacement employment agreement, Mr. Feraro will be entitled to a bonus payment equal to one and one-half times his then current base salary. However, in the event Mr. Feraro and the Company's successor do not enter into a mutually acceptable replacement agreement and either Mr. Feraro is terminated or voluntarily resigns his employment, he is entitled to receive a lump sum payment equal to three times his current base salary, subject to reduction in the event the payment will trigger the excise tax provisions of Section 280G of the Internal Revenue Code of 1986 as amended.

     The Company has also entered into a Retention Agreement with Mr. Hughes. Under this Agreement, Mr. Hughes may be terminated at any time for "cause" as defined in the Agreement. However, in the event Mr. Hughes is terminated "without cause" or in the event he resigns "with cause" (each as defined under the Agreement), he is entitled to receive a severance payment equal to nine months worth of this then current base salary. Mr. Hughes may resign for "good cause" under his Agreement in the event of a material reduction of his duties, responsibilities, title or employment status, in the event his total annual compensation is reduced to below $140,000 regardless of the Company's performance, in the event his total compensation is reduced below $175,000 if the Company is achieving at least 80% of its budgeted earnings, or in the event Unity terminates the Agreement. In addition, upon a change in control of the Company, as defined under the Retention Agreement, regardless of whether Mr. Hughes' employment is continued, he will be entitled to receive a bonus payment equal to nine months worth of his then-current base salary and the Company, or its successor, will be required to maintain his insurance coverage in place for a nine month period.

     The Company has also entered into change in control Agreements with Messrs. Bono and Downes. Both Agreements have substantially similar terms. In the event of a change in control of the Company, as defined under each Agreement, each of Messrs. Bono and Downes will be entitled to receive a bonus payment. The amount of the payment is dependent upon whether the employment of Messrs. Bono and Downes is terminated in connection with the change in control, or is continued for at least twelve months after the change in control. In the event of a termination within twelve months of a change in control, Messrs. Bono and Downes, respectively, will be entitled to a payment equal to eighteen (18) months of his then current base salary. In the event that Messrs. Bono and/or Downes are retained in their employment following the change in control for at least twelve months, he will receive a payment equal to nine (9) months worth of his then current base salary. Under their Agreements, each of Mr. Bono and Downes have agreed that they will not compete with the Company for a period of six months after their termination by the Company in connection with a change in control.

STOCK BENEFIT PLANS FOR EMPLOYEES

     The Company maintains the 1994 Incentive Stock Option Plan (the "Employee Plan"), under which 5,513 shares of Common Stock are currently reserved for issuance, subject to adjustments as set forth therein. Officers and other key employees (including officers and employees who are directors) of the Company, the Bank and any subsidiaries, which the Company may acquire or incorporate, may participate in the Employee Plan. The Board of Directors administers the Employee Plan and has the authority to determine the employees, who will receive options under the Employee Plan, the terms and conditions of options granted under the Employee Plan and the exercise price thereof.

     In addition, officers and employees are eligible to participate in each of the 1997, 1998 and 1999 Stock Option Plans and the 1994 and 1997 Stock Bonus Plans, discussed under the heading "Compensation of Directors."

     Stock options in the aggregate amount of 170,000 were granted to the executive officers listed in the Summary Compensation Table in 2001. At year-end 2001, executive officers listed in the Summary Compensation Table had outstanding stock options totaling 206,937.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR


---------------------------------------------------------------------------------------------------------------------------------
                               NUMBER OF                                                                             PRESENT
                               SECURITIES                                                                           VALUE OF
                               UNDERLYING         % OF TOTAL OPTIONS/SARS                                           GRANT ON
                               OPTIONS/SARS       GRANTED TO EMPLOYEES IN   EXERCISE OR BASE      EXPIRATION       GRANT DATE
        NAME                   GRANTED (#)        FISCAL YEAR               PRICE ($/SH)             DATE            ($) (1)
---------------------------------------------------------------------------------------------------------------------------------
Anthony J. Feraro                  50,000                19.6%                  $   3.62           1/25/11          $  115,500
                               --------------------------------------------------------------------------------------------------
                                   10,000                 3.9%                  $   4.25           7/19/11          $   23,100
---------------------------------------------------------------------------------------------------------------------------------
James A. Hughes                    20,000                 7.8%                  $   3.62           1/25/11          $   46,200
                               --------------------------------------------------------------------------------------------------
                                   10,000                 3.9%                  $   4.25           7/19/11          $   23,100
---------------------------------------------------------------------------------------------------------------------------------
Michael T. Bono                    30,000                11.8%                  $   3.62           1/25/11          $   69,300
                               --------------------------------------------------------------------------------------------------
                                   10,000                 3.9%                  $   4.25           7/19/11          $   23,100
---------------------------------------------------------------------------------------------------------------------------------
Michael F. Downes                  30,000                11.8%                  $   3.62           1/25/11          $   69,300
                               --------------------------------------------------------------------------------------------------
                                   10,000                 3.9%                  $   4.25           7/19/11          $   23,100
---------------------------------------------------------------------------------------------------------------------------------

------------------------
(1) The present value has been estimated using the Black-Scholes option pricing model using the following assumptions: dividend yield of 0.0%; expected volatility of 80% and a risk-free interest rate of 4.65%.

     The following table sets forth information concerning the fiscal year-end value of unexercised options held by the executive officers of the Company named in the table above. No options were exercised by named executive officers of the Company in 2001.

                 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL
                        YEAR AND FY-END OPTION/SAR VALUES

-----------------------------------------------------------------------------------------------------------------------
                                                                                                 VALUE OF UNEXERCISED
                                                                    NUMBER OF SECURITIES         IN-THE-MONEY
                                                                    UNDERLYING UNEXERCISED       OPTIONS/SARS
                                  SHARES             VALUE          OPTIONS/SARS AT FY-END (#)   AT FY-END ($)
                                  ACQUIRED ON        REALIZED       EXERCISABLE/                 EXERCISABLE/
         NAME                     EXERCISE (#)        ($)           UNEXERCISABLE                UNEXERCISABLE(1)
-----------------------------------------------------------------------------------------------------------------------
Anthony J. Feraro                       N/A            -0-                  43,333(u)              $ 118,499
                                  -------------------------------------------------------------------------------------
                                        N/A            -0-                  16,667(e)              $ 48,001
-----------------------------------------------------------------------------------------------------------------------
James A. Hughes                         N/A            -0-                  31,333(u)              $ 90,419
                                  -------------------------------------------------------------------------------------
                                        N/A            -0-                  8,667(e)               $ 26,581
-----------------------------------------------------------------------------------------------------------------------
Michael T. Bono                         N/A            -0-                  33,000(u)              $ 57,600
                                  -------------------------------------------------------------------------------------
                                        N/A            -0-                  21,325(e)              $ 28,800
-----------------------------------------------------------------------------------------------------------------------
Michael F. Downes                       N/A            -0-                  32,000(u)              $ 57,600
                                  -------------------------------------------------------------------------------------
                                        N/A            -0-                  20,612(e)              $ 28,800
-----------------------------------------------------------------------------------------------------------------------

------------------------
(1) Based upon a price of $6.50, the closing price of the Common Stock on the NASDAQ Market on December 31, 2001.

CERTAIN TRANSACTIONS WITH MANAGEMENT

     The Bank has made in the past and, assuming continued satisfaction of generally applicable credit standards, expects to continue to make loans to directors, executive officers and their associates (i.e. corporations or organizations for which they serve as officers or directors or in which they have beneficial ownership interests of ten percent or more). These loans have all been made in the ordinary course of the Bank's business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

     The Company leases its headquarters and its Scotch Plains office from partnerships consisting of, among others, Messrs. D. Dallas and R. Dallas. Under the leases for these facilities, the partnerships received in 2001 rental payments of $581,522. The Company believes that these rent payments reflect market rents and that the leases reflect terms, which are comparable to those which could have been obtained in a lease with an unaffiliated third party. The annual base rent will increase by the higher of the Urban Consumer Price Index or 3% annually.

                        RECOMMENDATION AND VOTE REQUIRED

     Directors will be elected by a plurality of the votes cast at the Annual Meeting, whether in person or by proxy. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ITS NOMINEES FOR DIRECTOR NAMED ABOVE.

                                   PROPOSAL 2
                            APPROVAL OF AN AMENDMENT
                       TO THE CERTIFICATE OF INCORPORATION
                TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK

     The Board of Directors has unanimously approved and recommended that the stockholders of the Company approve a proposed amendment (the "Amendment") to the Company's Certificate of Incorporation increasing the number of shares of authorized Common Stock of the Company from 7,500,000 to 12,500,000. The relevant portions of the Amendment are attached to this proxy statement as Exhibit A.

     At December 31, 2001, of the 7,500,000 shares currently authorized, 5,113,000 shares are currently outstanding, 860,000 shares are reserved for issuance under stock options and stock bonus plans and 1,111,000 shares are reserved for issuance under outstanding Common Stock purchase warrants, leaving only 416,000 additional shares available for future issuance. The Board believes that the additional shares of Common Stock to be authorized by the Amendment will increase the flexibility of the Company in the future if the Board should determine that it is in the Company's best interest to issue additional shares of Common Stock, whether by means of stock dividends or otherwise, options or other purchase rights for any purpose, including to raise capital, undertake acquisitions, issue stock dividends, or hire, retain or reward the Company's employees or directors. Apart from shares to be issued under the 2002 Stock Option Plan which is discussed under Proposal 4, the Board has no current plans, agreements or understandings to issue additional shares of Common Stock.

REQUIRED VOTE

     In order for the Amendment to be approved, the affirmative vote of a majority of the shares of common stock entitled to vote is required.

     Unless marked to the contrary, the shares represented by the enclosed proxy card, if executed and returned, will be voted "FOR" approval of the Stock Amendment.

RECOMMENDATION

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE AMENDMENT.

                                   PROPOSAL 3
                      APPROVAL OF A CHANGE OF THE COMPANY'S
                           STATE OF INCORPORATION FROM
                             DELAWARE TO NEW JERSEY

     The Board of Directors has unanimously approved and recommends that shareholders approve Proposal 3, a proposal to change the Company's State of Incorporation from Delaware to New Jersey. The Board of Directors believes that after the Company's change of state of incorporation, or re-domicile, the Company will realize significant savings as a result of the decreased taxes which will be required of the Company when incorporated under New Jersey law. Currently, the Company pays a Delaware franchise tax of over $40,000 per year. This will increase if Proposal 2 is approved, as the franchise fee is based upon the Company's authorized shares. The Board of Directors further believes that the Company will not experience any adverse consequences as a result of being incorporated in New Jersey rather than Delaware.

     Upon the approval of Proposal 3 by shareholders, the re-domicile will be accomplished through a merger between the Company and a New Jersey corporation, which will be formed by the Company ("Newco"). Once the merger is completed, Newco will be the surviving entity, and will change its name to Unity Bancorp, Inc. These transactions will take place simultaneously, and when completed, Unity Bancorp, Inc. will be a New Jersey corporation with all of the rights and liabilities of the Company. There will be no change in any rights or interests of any shareholders, or any other aspect of the Company's operations or properties other than the state of incorporation. The Company's common stock will continue to be traded on the NASDAQ National Market under the symbol "UNTY".

     In order to effectuate the re-domicile, the affirmative vote of a majority of the Company's shareholders entitled to vote must approve the Agreement and Plan of Merger Between Unity Bancorp, Inc. and Newco (the "Plan of Merger"). Once approved, the Plan of Merger must be filed with the states of Delaware and New Jersey. Attached as Exhibit B to this Proxy Statement is the Plan of Merger. For the purposes of this exhibit, the Plan of Merger attached assumes that the nominees for director of the Company have been elected by stockholders and that Proposal 2, set forth above, has been approved by stockholders. If these matters are not approved by stockholders, the Plan of Merger will be revised accordingly prior to filing.

COMPARISON OF RIGHTS OF SHAREHOLDERS UNDER NEW JERSEY AND DELAWARE LAW

     The Company is a business corporation incorporated in Delaware under the Delaware General Corporation Law. Newco is a New Jersey corporation, with the rights of its stockholders governed by the New Jersey Business Corporation Act. After the re-domiciling, the rights of Unity shareholders will be determined under New Jersey law. Below is a summary comparison of certain provisions of the New Jersey and Delaware corporate laws. The Company believes that the rights of stockholders under the corporate laws of these two jurisdictions is substantially similar. This summary does not purport to be complete and is qualified in its entirety by reference to Delaware and New Jersey law, which statutes may change from time to time.

VOTING REQUIREMENTS

     Under New Jersey law, unless a greater vote is specified in the certificate of incorporation, an amendment to a New Jersey corporation's certificate of incorporation, the voluntary dissolution of the corporation, the sale or other disposition of all or substantially all of a corporation's assets otherwise than in the ordinary course of business, or the merger or consolidation of the corporation with another corporation requires the affirmative vote of a majority of the votes cast by stockholders of the corporation entitled to vote thereon. The certificate of incorporation of Newco does not require a greater vote than the statute specifies.

     The New Jersey Stockholders Protection Act limits certain transactions involving an interested stockholder and a resident domestic corporation. An "interested stockholder" is one that is directly or indirectly a beneficial owner of 10% or more of the voting power of the outstanding voting stock of a resident domestic corporation. The New Jersey Stockholders Protection Act prohibits certain business combinations between an interested stockholder and a resident domestic corporation for a period of five years after the date the interested stockholder acquired its stock, unless the business combination was approved by the resident domestic corporation's board of directors prior to the interested stockholder's stock acquisition date. After the five-year period expires, the prohibition on certain business combinations continues unless the combination is approved by the affirmative vote of two-thirds of the voting stock not beneficially owned by the interested stockholder, the combination is approved by the board of directors prior to the interested stockholder's stock acquisition date or certain fair price provisions are satisfied.

     Under Delaware law, unless otherwise specified in the certificate of incorporation of a Delaware corporation, an amendment to the certificate of incorporation, the sale or other disposition of all or substantially all of the assets of a corporation, or the merger or consolidation of a stock corporation with another stock corporation requires the affirmative vote of a majority of the outstanding stock entitled to vote thereon (with respect to the amendment of the certificate of incorporation, the affirmative vote of a majority of the outstanding shares of stock of each class entitled to vote thereon is also required). The Company's certificate of incorporation does not require a greater vote than the statute specifies.

CUMULATIVE VOTING

     Under both New Jersey law and Delaware law, stockholders do not have cumulative voting rights in the election of directors unless the certificate of incorporation so provides. Neither the certificate of incorporation of the Company nor Newco provides for cumulative voting.

RIGHTS OF DISSENTING STOCKHOLDERS

     Stockholders of a New Jersey corporation who dissent from a merger, consolidation, sale of all or substantially all of the corporation's assets or certain other corporate transactions are generally entitled to appraisal rights. No statutory right of appraisal exists, however, where the stock of the New Jersey corporation is (i) listed on a national securities exchange, (ii) is held of record by not less than 1,000 holders, or (iii) where the consideration to be received pursuant to the merger, consolidation or sale consists of cash or securities or other obligations which, after the transaction, will be listed on a national securities exchange or held of record by not less than 1,000 holders.

     Stockholders of a Delaware corporation who dissent from a merger or consolidation of the corporation may be entitled to appraisal rights. There are no statutory rights of appraisal with respect to stockholders of a corporation whose shares are either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National

Association of Securities Dealers, Inc., or (ii) held of record by more than 2,000 stockholders, where such stockholders receive only shares of stock or depository receipts of the corporation surviving or resulting from the merger or consolidation or shares of stock or depository receipts of any other corporation which at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 stockholders (or cash in lieu of fractional share interests therein). The exceptions from the Delaware statutory right of appraisal apply to the Company since its common stock is presently listed on the Nasdaq Stock Market.

STOCKHOLDER CONSENT TO CORPORATE ACTION

     Under both New Jersey and Delaware corporate law, except as otherwise provided by the certificate of incorporation, certain actions required or permitted to be taken at a meeting of a corporation's stockholders may be taken without a meeting upon the written consent of stockholders who would have been entitled to cast the minimum number of votes necessary to authorize such action at a meeting of stockholders at which all stockholders entitled to vote were present and voting. Under New Jersey law, the annual election of directors, if not conducted at a stockholders' meeting, may only be effected by unanimous written consent. Also under New Jersey law, a stockholder vote on a plan of merger or consolidation, if not conducted at a stockholders' meeting, may only be effected by either: (i) unanimous written consent of all stockholders entitled to vote on the issue with advance notice to any other stockholders, or
(ii) written consent of stockholders who would have been entitled to cast the minimum number of votes necessary to authorize such action at a meeting, together with advance notice to all other stockholders.

DIVIDENDS

     Unless other restrictions are contained in the certificate of incorporation, New Jersey law generally provides that a New Jersey corporation may declare and pay dividends on its outstanding stock so long as the corporation is not insolvent and would not become insolvent as a consequence of the dividend payment.

     Delaware law generally limits dividends by to an amount equal to the excess of the net assets of the Delaware corporation (the amount by which total assets exceed total liabilities) over its statutory capital, or if there is no such excess, to its net profits for the current and/or immediately preceding fiscal year.

CLASSIFIED BOARD OF DIRECTORS

     Both New Jersey and Delaware law permit corporations domiciled in the respective states to provide for a classified board in its certificate of incorporation or bylaws. The certificates of incorporation of the Company and Newco each provide for the board of directors to be divided into three classes, each of which contains approximately one-third of the whole number of members of the board. Each class serves a staggered term, with approximately one-third of the total number of directors being elected each year.

REMOVAL OF DIRECTORS; NUMBER OF DIRECTORS

     Both New Jersey and Delaware law permit removal of directors for cause or, unless otherwise provided in the certificate of incorporation, without cause by the affirmative vote of the majority of the votes cast by the holders of shares entitled to vote for the election of directors. The laws of both states limit this right and require cause for removal of a director in the case of a classified board, as the Company and Newco have.

LIMITATIONS OF LIABILITY OF DIRECTORS AND OFFICERS

     Under New Jersey law, a New Jersey corporation may include in its certificate of incorporation a provision which would, subject to the limitations described below, eliminate or limit directors' or officers' liability to the corporation or to its stockholders, for monetary damage for breaches of their fiduciary duty of care. A director or officer cannot be relieved from liability or otherwise indemnified for any breach of duty based upon an act or omission
(i) in breach of such person's duty of loyalty to the entity or its stockholders, (ii) not in good faith or involving a knowing violation of law, or
(iii) resulting in receipt by such person of an improper personal benefit. Newco's certificate of incorporation contains provisions which limit a director's or officer's liability to the full extent permitted by New Jersey law.

     Under Delaware Law, a Delaware corporation may include in its certificate of incorporation a provision which would, subject to the limitations described below, eliminate or limit directors' or officers' liability to the corporation or its stockholders, for monetary damage for breaches of their fiduciary duty of care. A director cannot be relieved from liability or otherwise indemnified (i) for breach of the director's duty of loyalty, (ii) for acts or omissions not in good faith or involving intentional misconduct or knowing violation of law,
(iii) for willful or negligent conduct in paying dividends or repurchasing stock out of other than lawfully available funds, or (iv) for any transaction from which the director derives an improper personal benefit. The Company's certificate of incorporation contains provisions which limit it a director's or officer's liability to the full extent permitted by Delaware law.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

     New Jersey law provides that a corporation has the power to indemnify a director, officer, employee or agent against his expenses and liabilities in connection with any proceeding involving such person by reason of his being or having been a director, officer, employee or agent of the corporation, other than a proceeding by or in the right of the corporation, if: (i) such person was acting in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation; and (ii) with respect to any criminal proceeding, he had no reasonable cause to believe that his conduct was unlawful. A corporation has the power to indemnify such person against his expenses in connection with any proceeding to procure a judgment in its favor which involves the director, officer, employee or agent because he was or is a director, officer, employee or agent, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation. Newco's certificate of incorporation provides that it will indemnify its current and former officers, directors and agents against expenses incurred in connection with any pending or threatened action to the full extent permitted by New Jersey law.

     Under Delaware law, a Delaware corporation may indemnify fully its directors, officers, employees, and agents acting in good faith and in a manner that he reasonably believed was in, or not opposed to, the best interests of the corporation. A Delaware corporation also may indemnify fully such individuals with respect to criminal actions or proceedings, provided that such individual had no reasonable cause to believe his conduct was unlawful. The Company's certificate of incorporation provides that the Company will indemnify its directors, officers, employees, and agents to the fullest extent authorized by Delaware Law against all expense, liability and loss reasonably incurred or suffered by him.

PREEMPTIVE RIGHTS

     Neither Newco's nor the Company's certificate of incorporation provides for preemptive rights for its stockholders.

TAX CONSEQUENCES

     GENERAL. The following is a general summary of certain material potential Federal income tax consequences to stockholders of the Company as a result of the re-domicile of the Company from Delaware to New Jersey. This summary does not consider all of the tax consequences of the re-domicile that may be relevant or materially affect stockholders. This summary is based on certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"), final, temporary and proposed Treasury regulations promulgated thereunder (the "Regulations") and administrative and judicial interpretations thereof, all in effect as of the date hereof and all subject to change (possibly on a retroactive basis) at any time. Any such changes in legislative, judicial or administrative actions or interpretations could alter or significantly modify the tax summary set forth below. The summary does not address the foreign, state or local income tax consequences of the re-domicile. Stockholders are advised to consult with their own tax advisors for a comprehensive explanation of the re-domicile as it affects any stockholders' particular circumstances.

     The Company has sought neither a private letter ruling from the Internal Revenue Service nor an opinion of counsel with respect to the Federal income tax consequences of the re-domicile due to the cost involved in obtaining such a ruling or opinion and management's view that such a ruling or opinion would not materially benefit the stockholders. The following summary reflects the understanding of the Company regarding certain Federal tax consequences of the re-domicile. There can be no assurance that the Internal Revenue Service would agree with the Company's understanding of the Federal tax consequences of the re-domicile.

     The Bank believes that the re-domicile qualifies as a reorganization pursuant to Code section 368(a)(1)(F) and will constitute a tax-free reorganization of the Company under Code Section 351. Consequently, the material federal income tax consequence of the re-domicile will be as follows:

     i. No gain or loss will be recognized by the Company's stockholders with respect to the exchange of Company stock solely for Newco stock. Code
          Section 351.

     ii. No gain or loss will be recognized by Newco on the receipt of the Company stock in exchange for Newco stock. Code Section 1032.

     iii. The tax basis of Newco common stock received by the stockholders pursuant to the re-domicile will equal the tax basis of the Company common stock surrendered in exchange therefor. Code Section 358.

     iv. The holding period of the Newco stock received by the stockholders will include, in each instance, the holding period of the Company stock surrendered in exchange therefore, provided that the Company stock was a capital asset in the hands of the stockholders on the effective date of the re-domicile. Code Section 1223(a).

THE FOREGOING IS A SUMMARY OF MANAGEMENT'S UNDERSTANDING OF CERTAIN MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE CAPITALIZATION. STOCKHOLDERS SHOULD CONSULT WITH THEIR OWN TAX ADVISORS REGARDING THE TAX CONSEQUENCES OF THE CAPITALIZATION WITH RESPECT TO THEIR OWN PARTICULAR CIRCUMSTANCES, INCLUDING THE APPLICABILITY OF VARIOUS FOREIGN, STATE AND LOCAL LAWS.

REQUIRED VOTE

     In order for the proposal to change the State of Incorporation to be approved, the affirmative vote of a majority of the outstanding shares of common stock entitled to vote is required.

     Unless marked to the contrary, the shares represented by the enclosed proxy card, if executed and returned, will be voted "FOR" approval of Proposal 3.

RECOMMENDATION

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSAL 3.

                                   PROPOSAL 4
                     APPROVAL OF THE 2002 STOCK OPTION PLAN

     The Board of Directors of the Company is presenting for stockholder approval the 2002 Stock Option Plan (the "Option Plan"), which is attached hereto as Exhibit C. The Board of Directors is proposing adoption of the Option Plan to provide the Board flexibility in rewarding members of management and attracting new members of management. The Company believes that providing employees and directors with an equity interest in the Company benefits the stockholders by tying the interests of all employees to those of the shareholders. Although shareholders and the Board have previously adopted a number of stock option plans, few options remain available for grant under these plans. The Board therefore believes the Company needs additional available options to provide flexibility in attracting and retaining management. The following is a summary of the material terms of the Option Plan which is qualified in its entirety by the complete provisions of the attached Option Plan document at Exhibit C.

     The 2002 Stock Option Plan authorizes the granting of incentive stock options ("ISOs") and non-statutory options for a total of 150,000 shares of Common Stock to certain members of management of the Company and the Bank. Participants in the Option Plan will be chosen by the Board of Directors of the Company from among the executive officers and directors of the Company, the Bank and any other subsidiaries the Company may acquire or form.

     The exercise price for options granted under the Option Plan will be determined by the Board of Directors at the time of grant, but may not be less than 85% of the fair market value of the Common Stock on the date of grant, if the options are non-qualified options under the Internal Revenue Code of 1986 as amended (the "Code"). The exercise price for any ISOs must be 100% of the fair market value of the common stock on the date of grant.

     The Option Plan may be amended from time to time by the Board of Directors of the Company. The rights and obligations under any option granted before an amendment shall not be altered or impaired by any such amendment without the written consent of the optionee.

     The options granted under the Option Plan may either be incentive stock options or non-statutory options. The grant of a non-statutory option which does not have a readily ascertainable fair market value at the time it is granted is not taxable to the recipient of the option for federal income tax purposes at the time the option is granted. The non-statutory options granted under the Option Plan should be considered as not having a readily ascertainable fair market value at the time of grant because they are not tradable on an established market.

     The recipient of a non-statutory option realizes compensation taxable as ordinary income at the time the option is exercised or transferred. The amount of such compensation is equal to the amount (i) by which the fair market value of the stock acquired upon exercise of the option exceeds the amount required to be paid for such stock, or (ii) the amount received for such option if it is transferred prior to exercise. Upon exercise of the option, the Company is entitled to an income tax deduction in the amount of the compensation income, provided applicable rules pertaining to tax withholding are satisfied and the compensation represents an ordinary and necessary business expense of the Company. The stock acquired upon exercise of the option has an adjusted basis in the hands of the recipient equal to the amount paid for the stock plus the amount taxed at exercise and a holding period commencing on the date the stock is acquired by the recipient. At the time the stock is subsequently sold or otherwise disposed of by the recipient, the recipient will recognize a taxable capital gain or loss measured by the difference between the adjusted basis of the stock at the time it is disposed of and the amount realized in connection with the transaction. The long term or short term nature of such gain or loss will depend upon the applicable holding period for such stock.

     For federal income tax purposes, no taxable income results to the optionee upon the grant of an Incentive Stock Option or upon the issuance of shares to the optionee upon the exercise of the option. Correspondingly, no deduction is allowed to the Company upon either the grant or the exercise of an Incentive Stock Option.

     If shares acquired upon the exercise of an Incentive Stock Option are not disposed of within the two-year period following the date the option is granted and within the one-year period following the date the shares are issued to the optionee pursuant to exercise of the option and at all times during the period beginning on the date of granting of the option and ending on the day three (3) months before the date of such exercise, the recipient of the option was an employee of the Company, the difference between the amount realized on any disposition thereafter and the option price will be treated as a long-term capital gain or loss to the optionee. If a disposition occurs before the expiration of the requisite periods described above, then the lower of (i) any excess of the fair market value of the shares at the time of exercise of the option over the option price or (ii) the actual gain realized on disposition, will be deemed to be compensation to the optionee and will be taxed at ordinary income rates. In such event, the Company will be entitled to a corresponding deduction from its income, provided that the deduction is reasonable and that the Company withholds and deducts as required by law. Any such increase in the income of the optionee or deduction from the income of the Company attributable to such disposition is treated as an increase in income or a deduction from income in the taxable year in which the disposition occurs. Any excess of the amount realized by the optionee on disposition of the shares over the fair market value of the shares at the time of exercise will be treated as capital gain.

REQUIRED VOTE

     In order for the proposal to change the State of Incorporation to be approved, the affirmative vote of a majority of the outstanding shares of common stock entitled to vote is required.

     Unless marked to the contrary, the shares represented by the enclosed proxy card, if executed and returned, will be voted "FOR" the approval of the 2002 Stock Option Plan.

RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE 2002 STOCOK OPTION PLAN.

                              INDEPENDENT AUDITORS

     The Company's independent auditor for the fiscal year ended December 31, 2001 was KPMG LLP. The Company's Board of Directors has appointed KPMG LLP to continue as independent auditors for the Bank and the Company for the year ending December 31, 2002. KPMG LLP has advised the Company that one or more of its representatives will be present at the Annual Meeting to make a statement if they so desire and to respond to appropriate questions.

AUDIT FEES

     The Company was billed the aggregate amount of $140,000 for fiscal year 2001 for professional services rendered by KPMG LLP for its audit of the Company's Financial Statement for 2001 and review of the financial statements included in the Company's forms 10-Q during 2001. Other than as disclosed below, the Company has not retained KPMG LLP to provide non-audit services during 2001.

FINANCIAL INFORMATION SYSTEM DESIGN AND IMPLEMENTAL FEES:

     None.

ALL OTHER FEES

 In addition to the fees set forth above under Audit Fees, the Company was billed $33,000 for tax compliance services by KPMG LLP for fiscal year 2001. The Company was also billed $22,000 for professional services related to transactional securities and Exchange Act filings by the Company by KPMG LLP.

                          COMPLIANCE WITH SECTION 16(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers, directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

     The Company believes that all required filings applicable to its officers, directors and greater than 10% beneficial owners, were accomplished during the fiscal year ended December 31, 2001. The Company bases this belief solely on its review of copies of such forms received by the Company, filed with the Securities and Exchange Commission, or on written representations from certain reporting persons that no Forms 5 were required.

                       SUBMISSION OF STOCKHOLDER PROPOSALS
                           FOR THE 2003 ANNUAL MEETING

     Any stockholder who wishes to submit a proposal for inclusion in the proxy material to be distributed by the Company in connection with its 2003 Annual Meeting must do so no later than November 29, 2002.

                                    EXHIBITS

EXHIBIT A -   Relevant portions of Amendment to Certificate of Incorporation of Unity Bancorp, Inc.

EXHIBIT B -   Agreement and Plan of Merger between Unity Bancorp, Inc. and UB
              Newco Corp.

EXHIBIT C -   Unity Bancorp, Inc. 2002 Stock Option Plan

EXHIBIT A

                (RELEVANT PORTIONS OF THE PROPOSED AMENDMENT TO)
                          CERTIFICATE OF INCORPORATION
                                       OF
                               UNITY BANCORP, INC.

     FOURTH; (a) The total authorized capital stock of the corporation shall be 13,000,000 shares, consisting of 12,500,000 shares of common stock and 500,000 shares of Preferred Stock which may be issued in one or more classes or series. The shares of Common Stock shall constitute a single class and shall be without nominal or par value. The shares of Preferred Stock of each class or series shall be without nominal or par value, except that the amendment authorizing the initial issuance of any class or series, adopted by the Board of Directors as provided herein, may provide that shares of any class and/or series shall have a specified par value per share in which event all of the shares of such class or series shall have the par value per share so specified.

EXHIBIT B
                          AGREEMENT AND PLAN OF MERGER
                           BETWEEN UNITY BANCORP, INC.
                                       AND
                                 UB NEWCO CORP.

     THIS AGREEMENT AND PLAN OF MERGER (the "Plan") is entered into as of this ___ day of ______________, 2002, by UNITY BANCORP, INC., a corporation organized under the laws of the State of Delaware, with its principal office at 64 Old Highway 22, Clinton, New Jersey 08809 (the "Company") and UB NEWCO CORP., a corporation organized under the laws of the state of New Jersey, with its principal office at 64 Old Highway 22, Clinton, New Jersey 08809 ("Newco").

     WHEREAS, the Company desires to change its state of domicile from Delaware to New Jersey (the "Re-Domicile"), because it believes that incorporation under New Jersey's laws will enable the Company to materially decrease certain expenses associated with state corporate requirements; and

     WHEREAS, Newco was formed under the New Jersey Business Corporation Act at the direction of the Company's Board of Directors expressly for the purpose of effecting this Re-Domicile; and

     WHEREAS, N.J.S.A. 14A:10-1 ET SEQ. authorizes Newco and the Company to enter into a plan of merger, to be executed on behalf of each corporation, setting forth the information contained herein and complying with the applicable provisions of the laws of the jurisdictions under which each corporation is organized, and subject to approval of the shareholders of each corporation; and

     WHEREAS, Section 252 of the Delaware General Corporation Law authorizes the merger of the Company with and into Newco pursuant to the manner set forth in this Plan; and

     WHEREAS, the Boards of Directors of the Company and Newco have adopted this Plan pursuant to the applicable provisions of the New Jersey Business Corporation Act and the Delaware General Corporation Law.

     NOW, THEREFORE, the parties hereto agree as follows:

     1.0 Names of the Corporations

         1.1 NAME OF SURVIVING CORPORATION. Newco shall be the surviving corporation in the merger and shall change its name to Unity Bancorp, Inc. upon consummation of the merger.

         1.2 NAME OF MERGING CORPORATION. The name and address of the merging and not-surviving corporation is: Unity Bancorp, Inc., 64 Old Highway 22, Clinton, New Jersey 08809.

         1.3 NAMES AND ADDRESS OF DIRECTORS. The names and addresses of the members of the Board of Directors of Newco (prior to and after the merger) and the Company are as follows:

     Frank Ali, Mark S. Brody, Donna S. Butler, David D. Dallas, Robert H. Dallas II, Peter P. DeTommaso, Anthony J. Feraro, James A. Hughes, Charles
     S. Loring, Samuel Stothoff, Allen Tucker. The address for all directors is c/o Unity Bank, 64 Old Highway 22, Clinton, NJ 08809.

         1.6 TERMS AND CONDITIONS OF ACQUISITION. The terms and conditions of the acquisition are the terms set forth in Sections 2, 3 and 4 hereof.

         1.7 EFFECTIVE DATE. The Plan shall become effective upon a date selected by the mutual agreement in writing of the parties hereto (the "Effective Date"). The date so selected shall be within a reasonable period after the conditions set forth in Section 4.0 have been complied with.

         1.8 OTHER PROVISIONS. The provisions of the Certificate of Incorporation of Newco, as set forth on the Exhibit 1 hereto, are incorporated herein.

     2.0 CAPITALIZATION; TERMS OF ACQUISITION.

         2.1 CAPITALIZATION OF NEWCO. Newco is authorized to issue 13,000,000 shares of capital stock; which is comprised of 12,500,000 shares of common stock, no par value, and 500,000 shares of preferred stock, the rights and preferences which may be determined by the Board of Directors (the "Preferred Stock"), of which 103,500 shares of Preferred Stock have been designated 10% Cumulative Convertible Preferred Stock Series A, as described in the Certificate of Incorporation of Newco attached hereto as Exhibit 1. Newco shall not issue any of its shares of Common Stock prior to the Effective Date.

         2.2 CAPITALIZATION OF THE COMPANY. The Company is authorized to issue 13,000,000 shares of capital stock; which is comprised of 12,500,000 shares of common stock, no par value, and 500,000 shares of preferred stock, the rights and preferences which may be determined by the Board of Directors (the "Preferred Stock"), of which 103,500 shares of Preferred Stock have been designated 10% Cumulative Convertible Preferred Stock Series A, as described in Article FOURTH and the Certificate of Designations, as set forth in Exhibit 1. As of ____________, 2002, ____________ shares of Common Stock and _________
shares of Preferred Stock were issued and outstanding. In addition, as of ____________, 2002, options to purchase ___________ shares of Common Stock were reserved for issuance under employee and director stock option plans.

         2.3 TERMS OF EXCHANGE. Upon the Effective Date, each share of Company Common Stock shall be converted into a share of Newco Common Stock and each share of Company Preferred Stock shall be converted into a share of Newco Preferred Stock (the "Exchange Ratio"), subject to the rights of dissenting shareholders as provided in Section 4 hereof, and, to the extent applicable, each option to purchase shares of Company Common Stock shall be converted into an option to purchase shares of Newco Common Stock at the Exchange Ratio. In addition, Newco shall assume all of the the Company's obligations under any outstanding stock option or benefit plan.

     3.0 MODE OF CARRYING INTO EFFECT THE PLAN OF EXCHANGE.

         3.1 EXCHANGE EFFECTIVE IMMEDIATELY. Upon the Effective Date, each certificate representing shares of Company Common Stock and Company Preferred Stock shall by virtue of the Plan, and without any action on the part of the holder thereof, be deemed to represent shares of Newco Common Stock and Newco Preferred Stock, respectively, and shall no longer represent the capital stock of the Company.

         3.2 NO EXCHANGE OF CERTIFICATES OF COMPANY STOCK FOR CERTIFICATES IN NEWCO. All certificates representing Company Common Stock or Company Preferred Stock shall continue to be valid and accepted as evidence of ownership of Newco capital stock after the Effective Date. There is no requirement for Company stockholders to exchange their certificates for certificates of Newco, and no mechanism for such exchange is expected to be established. All new share certificates issued after the Effective Date will bear the name of Newco.

     4.0 CONDITIONS FOR CONSUMMATION OF THE PLAN

         Consummation of the Plan is conditioned upon the following:

              (a) Approval of the Plan by the holders of a majority of the outstanding shares of the Company entitled to vote thereon;

              (b) Approval of the Plan by the holders of a majority of the votes cast by the holders of shares of Newco entitled to vote thereon.

         IN WITNESS WHEREOF, the Boards of Directors of Unity Bancorp, Inc. and UB Newco Corp. have authorized the execution of the Plan and caused the Plan to be executed as of the date first written above.

ATTEST:                                     UB NEWCO CORP

                                            By:
----------------------                         -----------------------------
                                               Name: Anthony J. Feraro
                                               Title: President and
                                                      Chief Executive Officer

ATTEST:                                     UNITY BANCORP, INC.

                                            By:
----------------------                         ------------
                                               Name: Anthony J. Feraro
                                               Title: President and
                                                      Chief Executive Officer

This Agreement and Plan of Merger was adopted by a majority of the outstanding stock of Unity Bancorp, Inc. entitled to vote thereon pursuant to Section 252 of the Delaware General Corporation Law.

UNITY BANCORP, INC.

By:
   ------------------------
Name:
Title:

This Agreement and Plan of Merger was unanimously adopted by the shareholders of UB Newco, Corp. pursuant to N.J.S.A. 14A:10-1 et seq.

UB NEWCO, CORP.

By:
   ------------------------
Name:
Title:

EXHIBIT 1
TO EXHIBIT B OF PROXY STATEMENT

                          CERTIFICATE OF INCORPORATION
                                       OF
                                 UB NEWCO CORP.

     The undersigned, a natural person, for the purpose of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of New Jersey and the New Jersey Business Corporation Act, hereby certifies that:

FIRST: The name of the Corporation is UB NEWCO CORP.

SECOND: The address of the Corporation's registered office in the State of New Jersey is 64 Old Highway 22, Clinton, New Jersey 08809. Anthony J. Feraro is the Corporation's registered agent at that address.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the New Jersey Business Corporation Act.

FOURTH: (a) AUTHORIZED STOCK. The total authorized capital stock of the corporation shall be 13,000,000 shares, consisting of 12,500,000 shares of common stock and 500,000 shares of Preferred Stock which may be issued in one or more classes or series. The shares of Common Stock shall constitute a single class and shall be without nominal or par value. The shares of Preferred Stock of each class or series shall be without nominal or par value, except that the initial issuance of any class or series, adopted by the Board of Directors as provided herein, may provide that shares of any class and/or series shall have a specified par value per share in which event all of the shares of such class or series shall have the par value per share so specified.

        (b) AUTHORIZATION TO DESIGNATE PREFERRED STOCK. The Board of Directors of the corporation is expressly authorized from time to time to adopt and to cause to be executed and filed without further approval of the shareholders amendments to this Certificate of Incorporation authorizing the issuance of one or more classes or series of Preferred Stock for such consideration as the Board of Directors may fix. In an amendment authorizing any class or series of Preferred Stock, the Board of Directors is expressly authorized to determine:

            (i) The distinctive designation of the class or series and the number of shares which will constitute the class or series, which number may be increased or decreased (but not below the number of shares then outstanding in that class or above the total shares authorized herein) from time to time by action of the Board of Directors;

            (ii) The dividend rate of the shares of the class or series whether dividends will be cumulative, and, it so, from what date or dates;

            (iii) The price or prices at which, and the terms and conditions on which the shares of the class or series may be redeemed at the option of the Corporation;

            (iv) Whether or not the shares of the class or series will be entitled to the benefit of a retirement or sinking fund to be applied to the purchase or redemption of such shares and, if so entitled, the amount of such fund and the terms and provision relative to the operation thereof;

            (v) Whether or not the shares of the class or series will be convertible into, or exchangeable for, any other shares of stock of the Corporation or other securities, and if so convertible or exchangeable, the conversion price or prices, or the rates of exchange, and any adjustments thereof, at which such conversion or exchange may be made, and any other term and conditions of such conversion or exchange;

            (vi) The rights of the shares of the class or series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

            (vii) Whether or not the shares of the class or series will have priority over, parity with, or be junior to the share of any other class or series in any respect, whether or not the shares of the class or series will be entitled to the benefit of limitations restricting the issuance of Shares of any other class or series having priority over or on parity with the shares of such class or series and whether or not the shares of the class or series are entitled to restrictions on the payment of dividends on, the making of other distributions in respect of, and the purchase or redemption of shares of any other class or series of Preferred Stock or Common Stock ranking junior to the shares of the class or series

            (viii) Whether the class or series will have voting rights, in addition to any voting rights provided by law, and if so, the terms of such voting rights; and

            (ix) Any other preferences, qualifications, privileges, options and other relative or special rights and limitations of that class or series.

        (c) DESIGNATION OF 10% CUMULATIVE CONVERTIBLE PREFERRED STOCK, SERIES A.
            (1) Of the Preferred Stock authorized hereby, this provision sets forth a statement of the designations, numbers, relative rights and preferences of a class of equity interests which shall be named "10% Cumulative Convertible Preferred Stock, Series A" (herein called "Series A Preferred Stock") which shall consist of 103,500 shares, no par value.

            (2) DIVIDENDS.
                (a) The holder of each share of Series A Preferred Stock shall be entitled to receive out of any funds legally available therefor, when and as declared by the Board of Directors, preferential dividends thereon at the annual rate of 10% of a stated value of $50 per share (the "Stated Value"), and no more, payable quarterly on January 15, April 15, July 15 and October 15 or on such other date or dates as may be determined by the Board of Directors. Those dividends shall accrue daily and shall be cumulative.

                (b) No dividends shall be declared or paid or set apart for payment on any series of preferred stock or any class of capital stock of the Company ranking, as to dividends, on a parity with or junior to this Series A

            Preferred Stock for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment on this Series A Preferred Stock for all past dividend payment periods. When full cumulative dividends for all past dividend periods are not paid or provided for, as aforesaid, upon the shares of this Series A Preferred Stock and any other series of preferred stock and any other class of capital stock of the Company ranking, as to dividends, on a parity with this Series A Preferred Stock (herein referred to as "Dividend Parity Stock"), all dividends declared upon shares of this Series A Preferred Stock and any other Dividend Parity Stock shall be declared PRO RATA so that the amount of dividends declared per share on this Series A Preferred Stock and all other Dividend Parity Stock shall in all cases bear to each other the same ratio that accrued dividends per share on the shares of this Series A Preferred Stock and such other Dividend Parity Stock bear to each other. Holders of shares of this Series A Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends, as herein provided, on this Series A Preferred Stock. No interest or sum of money in lieu of interest shall be payable in respect of any dividend payment or payments on this Series A Preferred Stock which may have accumulated or be in arrears.

                (c) So long as any shares of this Series A Preferred Stock are outstanding, no dividend, other than a dividend in (i) shares of the Common Stock, without par value, of the Company or (ii) in any other stock of the Company ranking junior to this Series A Preferred Stock as to dividends and upon liquidation and other than as provided in paragraph (b) of this Section 2, shall be declared or paid or set aside for payment nor shall any other distribution be declared or made upon the Common Stock or upon any other stock of the Company ranking junior to or on a parity with this Series A Preferred Stock as to dividends or upon liquidation, nor shall any Common Stock nor any other stock of the Company ranking junior to or on a parity with this Series A Preferred Stock as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Company or any subsidiary thereof (except by conversion into or exchange for stock of the Company ranking junior to this Series A Preferred Stock as to dividends and upon liquidation) unless, in each case, full cumulative dividends on all outstanding shares of this Series A Preferred Stock shall have been paid for all past dividend payment periods.

            (3) LIQUIDATION RIGHTS. In the event of a Liquidation Event (as defined herein), the holders of Series A Preferred Stock shall be entitled to receive from the assets of the Company, whether represented by capital stock, paid-in capital or retained earnings, payment in cash of an amount equal to the aggregate Liquidation Value (as defined herein) of such Series A Preferred Stock plus a further amount equal to the sum of (i) the amount calculated to yield to a holder of Series A Preferred Stock a rate of return of 10% per annum on the Stated Value of the Series A Preferred Stock (taking into account any dividends or distributions previously paid to holders of Series A Preferred Stock), and (ii) the amount of any dividends that have been declared on the Series A Preferred Stock but which remain unpaid, before any distribution of assets shall be made to the holders of Common Stock or any other equity securities of the Company ranking junior to this Series A Preferred Stock upon liquidation. If, upon such Liquidation Event, the assets distributable to the holders of Series A Preferred Stock shall be insufficient to permit the payment in full to such holders of the preferential amounts to which they are entitled, then such assets shall be distributed ratably among the shares of Series A Preferred Stock and any shares of any other series of preferred stock and any other class of stock of the Company ranking on a parity with the shares of this Series A Preferred Stock upon such a Liquidation Event, in proportion to the full amounts to which holders of all such shares which are on a parity with the shares of this Series A Preferred Stock are respectively entitled upon a Liquidation Event.

            The liquidation value of each share of Series A Preferred Stock shall initially be equal to $50 per share (the "Liquidation Value"). In the event that the Company shall (1) pay a dividend with respect to Series A Preferred Stock in shares of its Series A Preferred Stock, (2) subdivide its outstanding shares of Series A Preferred Stock, or (3) combine its shares of Series A Preferred Stock into a smaller number of shares, the Liquidation Value in effect immediately prior thereto shall be adjusted so that the holder of any share of Series A Preferred Stock thereafter surrendered for liquidation shall be entitled to receive from the Company cash in the amount such holder would have been entitled to receive had such share of Series A Preferred Stock been liquidated immediately prior to the happening of such event. An adjustment made pursuant to this paragraph (iii) shall become effective (i) upon the effective date of a subdivision or combination and (ii) upon the record date in the case of a distribution of shares.

            After payment in full to the holders of Series A Preferred Stock pursuant to the two preceding paragraphs, the holders of Series A Preferred Stock shall have no further claim to the assets of the Company.

            For the purposes hereof, the term "Liquidation Event" shall mean any merger or consolidation in which the Company is not the surviving entity, or the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary.

        (4) VOTING RIGHTS. Holders of Series A Preferred Stock shall have no right to vote at any meeting of stockholders or otherwise and shall not be entitled to notice of any such meeting, except in each case as may be specifically required by the New Jersey Business Corporation Act, as amended from time to time.

        (5) CONVERSION.
            (a) The Series A Preferred Stock may be converted by any holder at any time after the date of issuance at the election of the holder. The Company has the right to require conversion into common stock at any time after twenty-four (24) months from the date of issuance of the preferred stock. Subject to and upon compliance with the provisions of this Section 5, the holder of any shares of this Series A Preferred Stock or the Company may convert the shares of this Series A Preferred Stock into validly issued, fully paid and nonassessable shares of Common Stock at a $7.25 per share basis (the "Conversion Rate") which is equal to 6.897 shares of Common Stock for each share of this Series A Preferred Stock by surrendering the shares to be converted, in the manner provided in paragraph (b) of this Section 5 below; provided however, that if the Company shall have called some or all of the shares of this Series A Preferred Stock for redemption, such right shall terminate on the close of business on the third business day next preceding the date fixed for redemption unless the Company has defaulted in making or providing for the payment due on the date fixed for redemption. In addition, the Company may convert the Series A Preferred Stock into validly issued, fully paid shares of Common Stock at the Conversion Rate at any time after twenty-four (24) months from the issuance date of the Series A Preferred Stock and after the Common Stock has closed at $7.25 or above for ten out of any fifteen consecutive trading days. Anything herein to the contrary notwithstanding, the shares of this Series A Preferred Stock shall become immediately convertible under the circumstances, and subject to the terms and conditions, set forth in paragraph (i) of this
        Section 5 below.

            (b) (1) In order to exercise the conversion privilege, the holder of each share of this Series A Preferred Stock to be converted shall surrender the certificate representing such share to the Conversion Agent for this Series A Preferred Stock appointed for such purpose by the Company (the "Conversion Agent"), or, if no Conversion Agent has been appointed or if the holder has not received notice of such appointment, then to the Company, with the Notice of Election to Convert on the back of said certificate duly completed and signed at the principal office of the Conversion Agent or the Company, as the case may be. Unless the shares issuable on conversion are to be issued in the same name as the name in which the shares of this Series A Preferred Stock are registered, each share surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Company, duly executed by the holder or its duly authorized attorney and by funds in an amount sufficient to pay any transfer or similar tax.

                (2) The holders of shares of this Series A Preferred Stock at the close of business on a Dividend Record Date shall be entitled to receive the dividend payable on those shares on the corresponding Dividend Payment Date notwithstanding the conversion of the shares after the Dividend Record Date. Except as provided above, the Company shall make no payment or adjustment for accrued and unpaid dividends on shares of this Series A Preferred Stock, whether or not in arrears, on conversion of those shares, or for dividends on the shares of Common Stock issued upon the conversion.

                (3) As promptly as practicable after the surrender by a holder of the certificates for shares of this Series A Preferred Stock in accordance with this paragraph (b), the Company shall issue and shall deliver at the office of the Conversion Agent to the holder, or on his written order, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of those shares in accordance with the provisions of this paragraph (b)(3), and any fractional interest in respect of a share of Common Stock arising upon the conversion shall be settled as provided in paragraph (c) of this Section 5 below.

                (4) Each conversion shall be deemed to have been effected as of the close of business on the date on which all of the conditions specified in paragraph (b)(1) of this Section 5 above shall have been satisfied, and, the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented by those certificates at such time on such date and such conversion shall be at the Conversion Rate in effect at such time on such date. All shares of Common Stock delivered upon conversion of this Series A Preferred Stock will upon delivery be duly and validly issued and fully paid and nonassessable, free of all liens and charges are not subject to any preemptive rights. Upon the surrender of certificates representing shares of this Series A Preferred Stock to be converted, the shares will no longer be deemed to be outstanding and all rights of a holder with respect to the shares surrendered for conversion shall immediately terminate except the right to receive the Common Stock or other securities, cash or other assets as herein provided (including without limitation any dividend payable as specified in paragraph (b)(2) of this Section 5 above).

            (c) No fractional shares or securities representing fractional shares of Common Stock shall be issued upon conversion of this Series A Preferred Stock. Any fractional interest in a share of Common Stock resulting from conversion of a share of this Series A Preferred Stock shall be paid in cash (computed to the nearest cent) based on the price (as defined in paragraph (d)(4) of this Section 5 below) of the Common Stock on the Trading Day (as defined in paragraph (d)(4) below) next preceding the day of conversion.

            (d) The "Conversion Rate" per share of this Series A Preferred Stock shall be subject to adjustment from time to time as follows:

                (1) In case the Company shall (1) pay a dividend or make a distribution on its Common Stock in shares of its Common Stock,
            (2) subdivide its outstanding Common Stock into a greater number of shares, or (3) combine its outstanding Common Stock into a smaller number of shares, the Conversion Rate in effect immediately prior to such event shall be proportionately adjusted so that the holder of any share of this Series A Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number and kind of shares of Common Stock of the Company which such holder would have been entitled to receive had the share been converted immediately prior to the happening of such event. An adjustment made pursuant to this paragraph (d)(1) shall become effective immediately after the record date in the case of a dividend or distribution except as provided in paragraph (d)(7) of this Section 5 below, and shall become effective immediately after the effective date in the case of subdivision or combination. If any dividend or distribution is not paid or made, the Conversion Rate then in effect shall be appropriately readjusted.

                (2) In case the Company shall issue rights or warrants to all holders of its Common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase Common Stock, at a price per share less than the Current Market Price (as defined in paragraph (d)(4) of this Section 5 below) of the Common Stock at the record date for the determination of stockholders entitled to receive the rights or warrants, the Conversion Rate in effect immediately prior to the issuance of such rights or warrants shall be adjusted so that it shall equal the price determined by multiplying the Conversion Rate in effect immediately prior to the date of issuance of the rights or warrants by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of the rights or warrants plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at the Current Market Price at that record date, and the denominator of which shall be the number of shares of Common Stock outstanding on the date of issuance of the rights or warrants plus the number of additional shares of Common Stock for subscription or purchase. The adjustment provided for in this paragraph (d)(2) shall be made successively whenever any such rights or warrants are issued, and shall become effective immediately, except as provided in paragraph (d)(7) of this
            Section 5 below after such record date. In determining whether any rights or warrants entitle the holders of the Common Stock to subscribe for or purchase shares of Common Stock at less than the Current Market Price, and in determining the aggregate offering price of the shares of Common Stock so offered, there shall be taken into account any consideration received by the Company for such rights or warrants, the value of such consideration, if other than cash to be determined by the Board (whose determination, if made in good faith, shall be conclusive). If any or all of such rights or warrants are not so issued or expire or terminate without having been exercised, the Conversion Rate then in effect shall be appropriately readjusted.

                (3) In case the Company shall distribute to all holders of its
            Common Stock any shares of capital stock of the Company (other than Common Stock) or evidences of indebtedness or assets (excluding cash dividends or distributions paid from retained earnings of the Company) or rights or warrants to subscribe for or purchase any of its securities (excluding those referred to in paragraph (d)(2) of this Section 5 above) then, in each such case, the Conversion Rate shall be adjusted so that it shall equal the Conversion Rate determined by multiplying the Conversion Rate in effect immediately prior to the date of the distribution by a fraction the numerator of which shall be the Current Market Price of the Common Stock on the record date mentioned below less the then fair market value (as determined by the Board, whose determination, if made, in good faith, shall be conclusive) of that portion of the capital stock or assets or evidences of indebtedness so distributed, or of the rights or warrants so distributed, applicable to one share of Common Stock, and the denominator of which shall be the Current Market Price of the Common Stock on the record date. Such adjustment shall become effective immediately, except as provided in paragraph (d)(4) of this Section 5 below, after the record date for the determination of stockholders entitled to receive such distribution. If any such distribution is not made or if any or all of such rights or warrants expire or terminate without having been exercised, the Conversion Rate then in effect shall be appropriately readjusted.

                (4) For the purpose of any computation under paragraphs (d)(2)
            or (d)(3) of this Section 4 above, the "Current Market Price" of the Common Stock at any date shall be the average of the last reported sale prices per share for the ten consecutive Trading Days (as defined below) preceding the date of such computation. The last reported sale price for each day shall be (i) the last reported sale price of the Common Stock during normal market hours, exclusive of extended trading hours, as reported on the National Market system of the National Association of Securities Dealers, Inc. Automated Quotation System (the "Nasdaq National Market System"), or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted, or (ii) if not quoted as described in clause (i), the mean between the high bid and low asked quotation for the Common Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and asked quotations for the Common Stock on at least five of the ten preceding days, or (iii) if the Common Stock is listed or admitted for trading on any national securities exchange, the last sale price, or the closing bid price if no sale occurred, of the Common Stock on the principal securities exchange on which the Common Stock is listed. If the Common Stock is quoted on a national securities or central market system, in lieu of a market or quotation system described above, the last reported sale price shall be determined in the manner set forth in clause (ii) of the preceding sentence if bid and asked quotations are reported but actual transactions are not, and in the manner set forth in clause
            (iii) of the preceding sentence if actual transactions are reported. If none of the conditions set forth above is met, the last reported sale price of the Common Stock on any day or the average of such last reported sale prices for any period shall be the fair market value of such class of stock as determined by a member firm of the National Association of Securities Dealers selected by the Company. As used herein the term "Trading Days" means (x) if the Common Stock is quoted on the Nasdaq National Market System or any similar system of automated dissemination of quotations of securities prices, days on which trades may be made on such system, or (y) if not quoted as described in clause (x), days on which quotations are reported by the National Quotation Bureau Incorporated, or (z) if the Common Stock is listed or admitted for trading on any national securities exchange, days on which such national securities exchange is open for business.

                (5) No adjustment in the Conversion Rate shall be required unless such adjustment (plus other adjustments postponed pursuant to this paragraph (d)(5)) would require a change of at least one percent in the Conversion Rate; provided, however, that any adjustments which by reason of this paragraph (d)(5) are not required to be made shall be carried forward and taken into account in any subsequent adjustment, and provided, further, that adjustment shall be required and made in accordance with the provisions of this
            Section 5 (other than this paragraph (d)(5)) not later than the earlier of one year following the date upon which the adjustment would otherwise be required to be made and such time as may be required in order to preserve the tax free nature of a distribution to the holders of shares of Common Stock. All calculations under this Section 5 shall be made to the nearest cent or the nearest one hundredth of a share, as the case may be. Anything in this paragraph (d) to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Conversion Rate, in addition to those required by this paragraph (d), as it in its discretion shall determine to be advisable in order that any stock dividend, subdivision or combination of shares, distribution of capital stock or rights or warrants to purchase stock or securities, or distribution of evidences of indebtedness or assets (other than cash dividends or distributions paid from retained earnings) hereinafter made by the Company to its stockholders shall be a tax free distribution for federal income tax purposes.

                (6) Whenever the Conversion Rate is adjusted, as herein
            provided, the Company shall promptly file with the Conversion Agent an officers' certificate setting forth the Conversion Rate after the adjustment and setting forth a brief statement of the facts requiring the adjustment, which certificate shall be conclusive evidence of the correctness of the adjustment. Promptly after delivery of the certificate, the Company shall prepare a notice of the adjustment of the Conversion Rate setting forth the adjusted Conversion Rate and the date on which the adjustment becomes effective and shall mail the notice of such adjustment of the Conversion Rate to the holder of each share of this Series A Preferred Stock at such holder's last address as shown on the stock books of the Company.

                (7) In any case in which this Paragraph (d) provides that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of the event (i) issuing to the holder of any share of this Series A Preferred Stock converted after the record date and before the occurrence of the event the additional shares of Common Stock issuable upon the conversion by reason of the adjustment required by the event over and above the Common Stock issuable upon such conversion before giving effect to the adjustment and (ii) paying to the holder any amount in cash in lieu of any fractional share pursuant to paragraph (c) of this Section 5 above.

            (e) If:
                (1) the Company shall authorize the granting to the holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of any class or any other rights or warrants; or

                (2) there shall be any reclassification of the Common Stock
            (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value, or from par value to no par value, or from no par value to par value), or any consolidation, merger, or statutory share exchange to which the Company is a party, or any sale or transfer of all or substantially all the assets of the Company, or

                (3) there shall be a voluntary or an involuntary dissolution liquidation or winding up of the Company;

                then the Company shall cause to be filed with the Conversion
            Agent, and shall cause to be mailed to the holders of shares of this Series A Preferred Stock at their addresses as shown on the stock books of the Company, at least 15 days prior to the applicable date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of the dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to the dividend, distribution of rights or warrants are to be determined or (ii) the date on which the reclassification, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon the reclassification, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding up. Failure to give any such notice or any defect in the notice shall not affect the legality or validity of the proceedings described in this paragraph (e).

                (f) (1) The Company covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock or its issued shares of Common Stock held in its treasury, or both, for the purpose of effective conversions of this Series A Preferred Stock the full number of shares of Common Stock deliverable upon the conversion of all outstanding shares of this Series A Preferred Stock not theretofore converted. For purposes of this paragraph (f), the number of shares of Common Stock which shall be deliverable upon the conversion of all outstanding shares of this Series A Preferred Stock shall be computed as if at the time of computation all the outstanding shares were held by a single holder.

                    (2) Before taking any action which would cause an adjustment reducing the Conversion Rate below the then par value (if any) of the shares of Common Stock deliverable upon conversion of this Series A Preferred Stock, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at the adjusted Conversion Rate.

                    (3) The Company will list the shares of Common Stock
                required to be delivered upon conversion of this Series A Preferred Stock, prior to the delivery, upon each national securities exchange, if any, or with the NASDAQ National Market, upon which the outstanding Common Stock is listed at the time of delivery.

                    (4) Prior to the delivery of any securities which the
                Company shall be obligated to deliver upon conversion of this Series A Preferred Stock, the Company will comply with all federal and state laws and regulations thereunder requiring the registration of those securities with, or any approval of or consent to the delivery thereof by, any governmental authority.

                (g) The Company will pay any and all documentary stamp or
            similar issue or transfer taxes payable in respect of the issue or delivery of shares of

            Common Stock on conversion of this Series A Preferred Stock pursuant hereto; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the holder of this Series A Preferred Stock to be converted and no such issue or delivery shall be made unless and until the person requesting the issue or delivery has paid to the Company the amount of any such tax or has established, to the satisfaction of the Company, that the tax has been paid.

                (h) In case of any reclassification or change of outstanding shares of Common Stock (other than change in par value, or as a result of subdivision or combination), or in case of any consolidation of the Company with, or merger of the Company with or into, any other entity that requires the vote of the holders of Common Stock or that results in a reclassification, change, conversion, exchange or cancellation of outstanding shares of Common Stock or any sale or transfer of all or substantially all of the assets of the Company, each holder of shares of this Series A Preferred Stock then outstanding shall, in connection with such transaction, have the right to convert the shares of this Series A Preferred Stock held by the holder into the kind and amount of securities, cash and other property which the holder would have been entitled to receive upon such reclassification, change, consolidation, merger, sale or transfer if the holder had held the Common Stock issuable upon the conversion of the shares of this Series A Preferred Stock immediately prior to the reclassification, change, consolidation, merger, sale or transfer.

                (i) In the event that the Company shall consummate any
            consolidation or merger or similar business combination, pursuant to which the outstanding shares of Common Stock are by operation of law exchanged solely for or changed, reclassified or converted into stock, securities or cash or any other property, or any combination thereof, then provision shall be made so that shares of this Series A Preferred Stock that are not immediately converted and receive the consideration provided in paragraph (h) of this Section 5, shall, in connection with such consolidation, merger or similar business combination, be assumed by and shall become preferred stock of such successor or resulting corporation, having in respect of such corporation the same powers, preferences and relative rights, and the qualifications, limitations or restrictions thereon, that this Series A Preferred Stock had immediately prior to the transaction, except that after such transaction each share of this Series A Preferred Stock shall be immediately convertible into the nature and kind of consideration so receivable by a holder of the number of shares of Common Stock into which such shares of this Series A Preferred Stock could have been converted immediately prior to such transaction. The rights of this Series A Preferred Stock as preferred stock of such successor or resulting corporation shall successively be subject to adjustments pursuant to paragraph (d) of this Section 5 hereof after any such transaction as nearly equivalent as practicable to the adjustment provided for by such paragraph prior to such transaction. The Company shall not consummate any such merger, consolidation or similar transaction unless all then outstanding shares of this Series A Preferred Stock (other than such shares that are converted pursuant to paragraph (h) of this Section 5) shall be assumed and authorized by the successor or resulting corporation as aforesaid.

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            (6) REDEMPTION.

                    (a) At any time after twenty-four (24) months from the
                issuance date of the Series A Preferred Stock, shares of this Series A Preferred Stock shall be redeemable by the Company in whole or, from time to time, in part at the Company's option at $50 per share, plus in each case an amount equal to all accrued and unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption.

                    (b) In the event that fewer than all the outstanding share of this Series A Preferred Stock are to be redeemed as permitted by this Section 6, the number of shares to be redeemed shall be determined by the Board of Directors, and the shares to be redeemed shall be determined on a pro rata basis by the Board of Directors unless such other method is required to comply with any rule or regulation of any stock exchange upon which the shares of this Series A Preferred Stock may at any time be listed.

                    (c) Notice of any redemption of shares of this Series A
                Preferred Stock, specifying the date fixed for redemption (herein referred to as the "Redemption Date") and place of redemption, shall be given by first class mail to each holder of record of the shares to be redeemed, at his address of record, not more than sixty (60) nor less than thirty (30) days prior to the Redemption Date. Each such notice shall also specify the redemption price applicable to the share to be redeemed and that dividends on shares to be redeemed shall cease to accrue and accumulate on the Redemption Date. If less than all the shares owned by such stockholder are then to be redeemed, the notice shall also specify the number of shares thereof which are to be redeemed and the fact that a new certificate or certificates representing any unredeemed shares shall be issued without cost to such holder.

                    (d) Notice of redemption of shares of this Series A
                Preferred Stock having been given as provided in paragraph (c) of this Section 6, then, unless the Company shall have defaulted in providing for the payment of the redemption price and an amount equal to all accrued and unpaid dividends to the Redemption Date, dividends shall cease to accrue on the shares of this Series A Preferred Stock called for redemption at the Redemption Date, all rights of the holders thereof (except the right to receive the redemption price and all accrued and unpaid dividends to the Redemption Date) shall cease with respect to such shares and such shares shall not, after the Redemption Date, be deemed to be outstanding and shall not have the status of preferred stock. In case fewer than all the shares represented by any certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

                    (e) Any shares of this Series A Preferred Stock which shall at any time have been redeemed or converted shall, after such redemption or conversion, have the status of authorized but unissued shares of preferred stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors.

                    (f) In the event that full cumulative dividends on this
                Series A Preferred Stock have not been paid or declared and set apart for payment for all past Dividend Periods, no shares of this Series A Preferred Stock shall be redeemed unless all outstanding shares of this Series A Preferred Stock are simultaneously redeemed, and neither the Company nor any entity directly or indirectly controlled by the Company shall purchase or otherwise acquire any shares of this Series A Preferred Stock; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of this Series A Preferred Stock pursuant to a purchase or exchange offer made on the same terms to all holders of all outstanding shares of this Series A Preferred Stock or pursuant to the exercise of the conversion right provided in Section 5.

                    (g) Shares of this Series A Preferred Stock are not subject or entitled to the benefit of a sinking fund.

            (7) SEVERABILITY. If any provision of this Certificate of Designations or any application of such provision is determined to be invalid by any federal or state court having jurisdiction, the validity of the remaining provisions hereunder shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court. To the extent the provisions of this Certificate of Designations may be inconsistent with any other provision of the Certificate of Incorporation, this Certificate of Designations shall be controlling.


            (8) PRIORITIES. For the purposes hereof, any stock of any series or class of the Company shall be deemed to rank:

                    (a) prior to the shares of this Series A Preferred Stock,
                as to dividends or upon liquidation, if the holders of such series or class shall be entitled to the receipt of dividends or of amounts distributable upon a Liquidation Event, as the case may be, in preference or priority to the holders of shares of this Series A Preferred Stock;

                    (b) on a parity with shares of this Series A Preferred
                Stock, as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share or sinking fund provisions, if any, be different from those of this Series A Preferred Stock, if the holders of such stock shall be entitled to the receipt of dividends or of amounts distributable upon a Liquidation Event, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority, one over the other, as between the holders of such stock and the holders of shares of this Series A Preferred Stock; and

                    (c) junior to shares of this Series A Preferred Stock, as to dividends or upon liquidation, if such stock shall be Common Stock or if the holders of shares of this Series A Preferred Stock shall be entitled to receipt of dividends or of amounts distributable upon a Liquidation Event, as the case may be, in preference or priority to the holders of shares of such series or class.

FIFTH:   The name and mailing address of the incorporator is:

                      A. Schwartz, Esq.
                      Windels Marx Lane & Mittendorf
                      120 Albany Street Plaza

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                      New Brunswick, NJ 08901

SIXTH:   The Corporation is to have perpetual existence.

SEVENTH: (a) The number of directors constituting the entire Board of Directors shall be not less than three (3) nor more than twenty-five (25) as fixed from time to time by vote of a majority of the entire Board, provided, however, that the number of directors shall not be reduced so as to shorten the term of any director at the time in office, and provided further, that the number of directors constituting the entire Board shall be eleven (11) until otherwise fixed by a majority of the entire Board.

         (b) The Board of Directors shall be divided into three (3) classes, as nearly equal in number as the then total number of directors constituting the entire Board permits, with the term of office of one class expiring each year. At the first annual meeting of stockholders, directors of the first class shall be elected to hold office for a term expiring at the next succeeding annual meeting, directors of the second class shall be elected to hold office for a term expiring at the next succeeding annual meeting, directors of the second class shall be elected to hold office for a term expiring at the third succeeding annual meeting. Any vacancies in the Board of Directors for any reason, and any directorships resulting from any increase in the number of directors, may be filled by the Board of directors, acting by a majority of the directors then in office, although less than a quorum, and any directors so chosen shall hold office until the next election of the class for which such directors shall have been chosen and until their successors shall be elected and qualified. At each annual meeting of stockholders the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting.

EIGHTH: The Board of Directors shall have the power to make, alter or repeal the By-laws of the Corporation, subject to the right of the stockholders of the corporation to alter or repeal any By-law made by the Board of Directors.

NINTH:   (a) A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the New Jersey Business Corporation Act.

         (b) (i) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil or criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, in itself, create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his conduct was unlawful.

         (ii) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any adjudged to be liable to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnify for such expenses which a court of competent jurisdiction shall deem proper.

         (iii) The right to indemnification conferred in this Article Ninth shall also include the right to be paid by the Corporation the expenses incurred in connection any such proceeding in advance of its final disposition to the fullest extent permitted by the New Jersey Business Corporation Act.

         (iv) The Corporation may, by action of its Board of directors, provide indemnification to such of the employees and agents of the Corporation and such other persons serving at the request of the corporation as employees or agents of another corporation, partnership, joint venture, trust or other enterprise to such extent and to such effect as is permitted by the New Jersey Business Corporation Act and that Board of Directors shall determine to be appropriate.

         (c) The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expenses, liability or loss incurred by such person in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the New Jersey Business Corporation Act.

         (d) The right to indemnification conferring in this Article Ninth shall be a contract right. The rights and authority conferred in this Article Ninth shall not be exclusive of any other right which any person may otherwise have or hereafter acquire.

         (e) No amendment, modification or repeal of this Article Ninth, nor the adoption of any provision of this Certificate of Incorporation or the By-laws of the Corporation, nor, to the fullest extent permitted by the New Jersey Business Corporation Act, any amendment, modification or repeal of law shall eliminate or reduce the effect of this Article Ninth or adversely affect any right or protection then existing hereunder in respect of any acts or omissions occurring prior to such amendment, modification, repeal or adoption.

TENTH:   The election of directors of the Corporation need not be by written ballot, unless the By-laws of the Corporation otherwise provide.

ELEVENTH: From time to time any of the provisions of this Certificate of incorporation may be amended, altered or repealed, and other provisions authorized by the laws of the State of New Jersey at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this Certificate of Incorporation are granted subject to the provisions of this Article Eleventh.

TWELFTH: The following named persons shall constitute the first Board of Directors of the Corporation and shall hold office until the first annual shareholders' meeting or until their successors are elected and qualified:

David D. Dallas                     Allen Tucker
Anthony J. Feraro                   Peter P. DeTommaso
Charles S. Loring                   Frank Ali
Mark S. Brody                       Robert H. Dallas II
Samuel Stothoff                     Anthony J. Feraro
James A. Hughes

The address for all directors is as follows:
         c/o Unity Bancorp, Inc.
         64 Old Highway 22
         Clinton, NJ 08809

THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the New Jersey Business Corporation Act, does make this certificate, hereby certifying and declaring that this is his act and deed and the facts herein stated are true, and accordingly has hereunto set his hand this ____ day of ___________, 2002.

                                            --------------------------
                                            Robert A. Schwartz

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

EXHIBIT C
                               UNITY BANCORP, INC.
                             2002 STOCK OPTION PLAN

SECTION 1.  PURPOSE

        The Unity Bancorp, Inc. 2002 Stock Option Plan (the "Plan") is hereby established to foster and promote the long-term success of Unity Bancorp, Inc. (the "Corporation") and its shareholders by providing directors and officers of the Corporation with an equity interest in the Corporation. The Plan will assist the Corporation in attracting and retaining the highest quality of experienced persons as directors and officers and in aligning the interests of such persons more closely with the interests of the Corporation's shareholders by encouraging such parties to maintain an equity interest in the Corporation.

SECTION 2.  DEFINITIONS

        Capitalized terms not specifically defined elsewhere herein shall have the following meaning:

        "Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

        "Board" means the Board of Directors of the Corporation.

        "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

        "Common Stock" or "Stock" means the common stock, no par value, of the Corporation.

        "Corporation" means Unity Bancorp, Inc. and any present or future subsidiary corporations of Unity Bancorp, Inc. (as defined in Section 424(f) of the Code) or any successor to such corporations.

        "Disability" shall mean permanent and total disability which if a Participant were an employee of the Corporation would be treated as a total disability under the terms of the Corporation's long-term disability plan for employees as in effect from time to time; provided, however, with respect to a Participant who has been granted an Incentive Stock Option such term shall have the meaning set forth in Section 422(e)(3) of the Code.

        "Fair Market Value" means, with respect to shares of Common Stock, the fair market value as determined by the Board of Directors in good faith and in a manner established by the Board from time to time; provided, however, so long as the shares of Common Stock are last sale reported securities, then the "fair market value" of such shares on any date shall be the closing price reported in the consolidated reporting system, on the business day immediately preceding the date in question, as reported on the American Stock Exchange.

        "Incentive Stock Option" means an option to purchase shares of Common Stock granted to a Participant under the Plan which is intended to meet the requirements of Section 422 of the Code.

        "Non-Employee Director" shall have the meaning ascribed to such term under Securities and Exchange Commission Rule 16b-3(b)(3).

        "Non-Qualified Stock Option" means an option to purchase shares of Common Stock granted to a

Participant under the Plan which is not intended to be an Incentive Stock
Option.

        "Option" means an Incentive Stock Option or a Non-Qualified Stock
Option.

        "Participant" means a member of the Board of Directors or employee of the Corporation selected by the Board to receive an Option under the Plan.

        "Plan" means the Unity Bancorp, Inc. 2002 Stock Option Plan.

        "Retirement," with regard to an employee, means termination of employment in accordance with the retirement provisions of any retirement or pension plan maintained by the Corporation or any of its subsidiaries. With regard to a Non-Employee Director, "Retirement" shall mean cessation of service on the Corporation's Board of Directors after age 60 with at least 10 years of service as a member of the Corporation's Board of Directors. For purposes of this provision, service on the Board of Directors of First Community Bank shall be deemed to be service on the Board of Directors of the Corporation.

        "Termination for Cause" means termination because of Participant's intentional failure to perform stated duties, personal dishonesty, willful violation of any law, rule regulation (other than traffic violations or similar offenses) or final cease and desist order issued by any regulatory agency having jurisdiction over the Participant or the Corporation.

SECTION 3.  ADMINISTRATION

        (a) The Plan shall be administered by the Board of Directors. Among other things, the Board of Directors shall have authority, subject to the terms of the Plan, to grant Options, to determine the individuals to whom and the time or times at which Options may be granted, to determine whether such Options are to be Incentive Options or Non-Qualified Stock Options (subject to the requirements of the Code), to determine the terms and conditions of any Option granted hereunder, and the exercise price thereof.

        (b) Subject to the other provisions of the Plan, the Board of Directors shall have authority to adopt, amend, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, to interpret the provisions of the Plan and any Option and to decide all disputes arising in connection with the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem appropriate to carry the Plan into effect, in its sole and absolute discretion. The Board's decision and interpretations shall be final and binding. Any action of the Board with respect to the administration of the Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members.

        (c) The Board of Directors may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent.

SECTION 4.  ELIGIBILITY AND PARTICIPATION

        Officers, employees and members of the Board of Directors of the Corporation shall be eligible to participate in the Plan. The Participants under the Plan shall be selected from time to time by the Board of Directors, in its sole discretion, from among those eligible, and the Board shall determine in its sole discretion the numbers of shares to be covered by the Option or Options granted to each Participant.

Options intended to qualify as Incentive Stock Options shall be granted only to persons who are eligible to receive such options under Section 422 of the Code.

SECTION 5.  SHARES OF STOCK AVAILABLE FOR OPTIONS

        (a) The maximum number of shares of Common Stock which may be issued and purchased pursuant to Options granted under the Plan is 150,000, subject to the adjustments as provided in Section 5 and Section 9, to the extent applicable. If an Option granted under this Plan expires or terminates before exercise or is forfeited for any reason, without a payment in the form of Common Stock being granted to the Participant, the shares of Common Stock subject to such Option, to the extent of such expiration, termination or forfeiture, shall again be available for subsequent Option grant under Plan. Shares of Common Stock issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

        (b) In the event that the Board of Directors determines, in its sole discretion, that any stock dividend, stock split, reverse stock split or combination, extraordinary cash dividend, creation of a class of equity securities, recapitalization, reclassification, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below Fair Market Value, or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be granted or made available under the Plan to Participants, the Board shall have the right to proportionately and appropriately adjust equitably any or all of (i) the maximum number and kind of shares of Common Stock in respect of which Options may be granted under the Plan to Participants, (ii) the number and kind of shares of Common Stock subject to outstanding Options held by Participants, and (iii) the exercise price with respect to any Options held by Participants, without changing the aggregate purchase price as to which such Options remains exercisable, and if considered appropriate, the Board may make provision for a cash payment with respect to any outstanding Options held by a Participant, provided that no adjustment shall be made pursuant to this Section if such adjustment would cause the Plan to fail to comply with Section 422 of the Code with regard to any Incentive Stock Options granted hereunder. No fractional Shares shall be issued on account of any such adjustment.

        (c) Any adjustments under this Section will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive.

SECTION 6.  NON-QUALIFIED STOCK OPTIONS

        6.1 GRANT OF NON-QUALIFIED STOCK OPTIONS.

        The Board of Directors may, from time to time, grant Non-Qualified Stock Options to Participants upon such terms and conditions as the Board of Directors may determine. Non-Qualified Stock Options granted under this Plan are subject to the following terms and conditions:

        (a) PRICE. The purchase price per share of Common Stock deliverable upon the exercise of each Non-Qualified Stock Option shall be determined by the Board of Directors on the date the option is granted. Such purchase price shall not be less than eighty-five percent (85%) of the Fair Market Value of the Common Stock on the date of grant. Shares may be purchased only upon full payment of the purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock at the Fair Market Value of such shares on the date of surrender.

        (b) TERMS OF OPTIONS. The term during which each Non-Qualified Stock Option may be exercised shall be determined by the Board of Directors, but in no event shall a Non-Qualified Stock Option be exercisable in whole or in part more than ten (10) years from the date of grant. No Non-Qualified Stock Option granted under this Plan is transferable except by will or the laws of descent and distribution.

        (c) TERMINATION OF SERVICE. Except as provided in Section 6.1(d) hereof, unless otherwise determined by the Board of Directors, upon the termination of a Participant's service as an employee or member of the Board of Directors for any reason other than Disability, death or Termination for Cause, the Participant's Non-Qualified Stock Options shall be exercisable only as to those shares which were immediately exercisable by the Participant at the date of termination and only for a period of three months following termination. Notwithstanding any provision set forth herein nor contained in any Agreement relating to the award of an Option, in the event of Termination for Cause, all rights under the Participant's Non-Qualified Stock Options shall expire upon termination. In the event of death or termination of service as a result of Disability of any Participant, all Non-Qualified Stock Options held by the Participant, whether or not exercisable at such time, shall be exercisable by the Participant or his legal representatives or beneficiaries of the Participant for one year or such longer period as determined by the Board following the date of the Participant's death or termination of service due to Disability, provided that in no event shall the period extend beyond the expiration of the Non-Qualified Stock Option term.

        (d) EXCEPTION FOR RETIREMENT. Notwithstanding the general rule contained in Section 6.1(c) above, all options are exercisable held by a Participant whose employment with the Corporation terminates due to Retirement may be exercised for the lesser of (i) the remaining term of the option, or (ii) twelve (12) months.

SECTION 7.  INCENTIVE STOCK OPTIONS

        7.1 GRANT OF INCENTIVE STOCK OPTIONS.
        The Board of Directors may, from time to time, grant Incentive Stock Options to eligible employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

        (a) PRICE. The purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant. However, if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of Common Stock, the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant. Shares may be purchased only upon payment of the full purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock at the Fair Market Value of such shares on the date of surrender.

        (b) AMOUNTS OF OPTIONS. Incentive Stock Options may be granted to any eligible employee in such amounts as determined by the Board of Directors. In the case of an option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the option is granted) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year shall not exceed $100,000. The provisions of this Section 7.1(b) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder. To the extent an award is in excess of such limit, it shall be deemed a Non-Qualified Stock Option. The Board shall have discretion to redesignate options granted as

Incentive Stock Options as Non-Qualified options.

        (c) TERMS OF OPTIONS. The term during which each Incentive Stock Option may be exercised shall be determined by the Board of Directors, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than ten
(10) years from the date of grant. If at the time an Incentive Stock Option is granted to an employee, the employee owns Common Stock representing more than ten percent (10%) of the total combined voting power of the Corporation (or, under Section 422(d) of the Code, is deemed to own Common Stock representing more than ten percent (10%) of the total combined voting power of all such classes of Common Stock, by reason of the ownership of such classes of Common Stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such employee, or by or for any corporation, partnership, estate or trust of which such employee is a shareholder, partner or beneficiary), the Incentive Stock Option granted to such employee shall not be exercisable after the expiration of five years from the date of grant. No Incentive Stock Option granted under this Plan is transferable except by will or the laws of descent and distribution.

        (d) TERMINATION OF EMPLOYMENT. Except as provided in Section 7.1(e) hereof, upon the termination of a Participant's service for any reason other than Disability, death or Termination for Cause, the Participant's Incentive Stock Options which are then exercisable at the date of termination may only be exercised by the Participant for a period of three months following termination, after which time they shall be void. Notwithstanding any provisions set forth herein nor contained in any Agreement relating to an award of an Option, in the event of Termination for Cause all rights under the Participant's Incentive Stock Options shall expire immediately upon termination.

        Unless otherwise determined by the Board of Directors, in the event of death or termination of service as a result of Disability of any Participant, all Incentive Stock Options held by such Participant, whether or not exercisable at such time, shall be exercisable by the Participant or the Participant's legal representatives or the beneficiaries of the Participant for one year following the date of the Participant's death or termination of employment as a result of Disability. In no event shall the exercise period extend beyond the expiration of the Incentive Stock Option term.

        (e) EXCEPTION FOR RETIREMENT. Notwithstanding the general rule contained in Section 7.1(d) above, all options held by a Participant whose employment with the Corporation terminates due to Retirement may be exercised for the lesser of
(i) the remaining term of the option or (ii) twelve (12) months. Any Incentive Stock Option exercised more than three (3) months after a Participant's Retirement will be treated as a Non-Qualified Stock Option.

        (f) COMPLIANCE WITH CODE. The options granted under this Section 7 of the Plan are intended to qualify as incentive stock options within the meaning of Section 422 of the Code, but the Corporation makes no warranty as to the qualification of any option as an incentive stock option within the meaning of
Section 422 of the Code. A Participant shall notify the Board in writing in the event that he disposes of Common Stock acquired upon exercise of an Incentive Stock Option within the two-year period following the date the Incentive Stock Option was granted or within the one-year period following the date he received Common Stock upon the exercise of an Incentive Stock Option and shall comply with any other requirements imposed by the Corporation in order to enable the Corporation to secure the related income tax deduction to which it will be entitled in such event under the Code.

SECTION 8.  EXTENSION

        The Board of Directors may, in its sole discretion, extend the dates during which all or any particular Option or Options granted under the Plan may be exercised; provided, however, that no such extension shall be permitted if it would cause Incentive Stock Options issued under the Plan to fail to comply with
Section 422 of the Code.

SECTION 9.  GENERAL PROVISIONS APPLICABLE TO OPTIONS

        (a) Each Option under the Plan shall be evidenced by a writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Board of Directors considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles.

        (b) Each Option may be granted alone, in addition to or in relation to any other Option. The terms of each Option need not be identical, and the Board of Directors need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Option, any determination with respect to an Option may be made by the Board at the time of grant or at any time thereafter.

        (c) In the event of a consolidation, reorganization, merger or sale of all or substantially all of the assets of the Corporation in each case in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Corporation, the Board of Directors may, in its discretion, provide for any one or more of the following actions, as to outstanding options:
(i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, (ii) upon written notice to the Participants, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised (to the extent then exercisable) by the Participant within a specified period following the date of such notice, (iii) in the event of a merger under the terms of which holders of the Common Stock of the Corporation will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the Participants equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding Options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding Options in exchange for the termination of such Options, and (iv) provide that all or any outstanding Options shall become exercisable in full immediately prior to such event.

        (d) The Participant shall pay to the Corporation, or make provision satisfactory to the Board of Directors for payment of, any taxes required by law to be withheld in respect of Options under the Plan no later than the date of the event creating the tax liability. In the Board's sole discretion, a Participant (other than a Participant subject to Section 16 of the Act (a "Section 16 Participant"), who shall be subject to the following sentence) may elect to have such tax obligations paid, in whole or in part, in shares of Common Stock, including shares retained from the Option creating the tax obligation. With respect to Section 16 Participants, upon the issuance of shares of Common Stock in respect of an Option, such number of shares issuable shall be reduced by the number of shares necessary to satisfy such Section 16 Participant's federal, and where applicable, state withholding tax obligations. For withholding tax purposes, the value of the shares of Common Stock shall be the Fair Market Value on the date the withholding obligation is incurred. The Corporation may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

        (e) For purposes of the Plan, the following events shall not be deemed a termination of employment of a Participant:

            (i) a transfer to the employment of the Corporation from a subsidiary or from the Corporation to a subsidiary, or from one subsidiary to another, or

            (ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Corporation, if the Participant's right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Board of Directors otherwise so provides in writing.

        (f) The Board of Directors may at any time, and from time to time, amend, modify or terminate the Plan or any outstanding Option held by a Participant, including substituting therefor another Option of the same or a different type or changing the date of exercise or realization, provided that the Participant's consent to each action shall be required unless the Board of Directors determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

SECTION 10.  MISCELLANEOUS

        (a) No person shall have any claim or right to be granted an Option, and the grant of an Option shall not be construed as giving a Participant the right to continued employment or service on the Corporation's Board of Directors. The Corporation expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Option.

        (b) Nothing contained in the Plan shall prevent the Corporation from adopting other or additional compensation arrangements.

        (c) Subject to the provisions of the applicable Option, no Participant shall have any rights as a shareholder (including, without limitation, any rights to receive dividends, or non cash distributions with respect to such shares) with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the holder thereof.

        (d) Notwithstanding anything to the contrary expressed in this Plan, any provisions hereof that vary from or conflict with any applicable Federal or State securities laws (including any regulations promulgated thereunder) shall be deemed to be modified to conform to and comply with such laws.

        (e) No member of the Board of Directors shall be liable for any action or determination taken or granted in good faith with respect to this Plan nor shall any member of the Board of Directors be liable for any agreement issued pursuant to this Plan or any grants under it. Each member of the Board of Directors shall be indemnified by the Corporation against any losses incurred in such administration of the Plan, unless his action constitutes serious and willful misconduct.

        (f) Subject to the approval of the shareholders of the Corporation, the Plan shall be effective on the date of such approval. Prior to such approval, Options may be granted under the Plan expressly subject to shareholder approval.

        (g) The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be granted without shareholder approval if such approval is necessary to comply with any applicable tax laws or regulatory requirement.

        (h) Options may not be granted under the Plan after December 31, 2012, but then outstanding Options may extend beyond such date.

        (i) To the extent that State laws shall not have been preempted by any laws of the United States, the Plan shall be construed, regulated, interpreted and administered according to the other laws of the State of New Jersey.

PROXY

                              UNITY BANCORP, INC.
                              REVOCABLE PROXY FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 16, 2002

         The undersigned hereby appoints the Board of Directors of Unity Bancorp, Inc. (the "Company"), to vote all of the shares of the Company standing in the undersigned's name at the Annual Meeting of Shareholders of the Company, to be held at the Holiday Inn Select of Clinton, 111 State Highway 173, Clinton, New Jersey, on Thursday, May 16, 2002 at 6:00 P.M., and at any adjournment thereof. The undersigned hereby revokes any and all proxies heretofore given with respect to such meeting

         THIS PROXY WILL BE VOTED AS SPECIFIED BELOW. IF NO CHOICE IS SPECIFIED THE PROXY WILL BE VOTED "FOR" MANAGEMENTOS NOMINEES TO THE BOARD OF DIRECTORS AND OFORO EACH OF THE PROPOSALS.

       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF        Please mark   |X|
               THE FOLLOWING PROPOSALS.                        your votes as
                                                               indicated in
                                                               this example



1. The election of David D. Dallas, Peter P. DeTommaso, Samuel Stothoff, Robert H. Dallas, II, Donna S. Butler, Anthony J. Feraro, James A. Hughes, Frank Ali and Mark S. Brody to serve on the Board of Directors for the terms set forth in the Company's proxy statement.

                                  WITHHOLD
           FOR ALL              AUTHORITY FOR
          NOMINEES              ALL NOMINEES

            |_|                      |_|

2. An amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock from 7,500,000 to 12,500,000.

            FOR           AGAINST          ABSTAIN

            |_|             |_|              |_|

3. A proposal to change the Company's state of incorporation from Delaware to New Jersey.

            FOR           AGAINST          ABSTAIN

            |_|             |_|              |_|

4.       Approval of the 2002 Stock Option Plan.

            FOR           AGAINST          ABSTAIN

            |_|             |_|              |_|

5. In their discretion, such other business as may properly come before the meeting or any adjournment thereof.


I (we) plan on attending the Annual Meeting.

                YES          NO

                |_|          |_|

TO WITHHOLD AUTHORITY FOR ANY OF THE ABOVE NAMED NOMINEES, PRINT THE NOMINEE'S NAME(S) ON THE LINE BELOW:

----------------------------------------


Signature                      Signature                   Date           , 2002
          --------------------           -----------------      ----------

(Please sign exactly as your name appears. When signing as an executor, administrator, guardian, trustee or attorney, please give your title as such. If signer is a corporation, please sign the full corporate name and then an authorized officer should sign his name and print his name and title below his signature. If the shares are held in a joint name, all joint owners should sign.)